UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-05340
Name of Registrant:	Vanguard New Jersey Tax-Free Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: November 30
Date of reporting period: December 1, 2014 – November 30, 2015
Item 1: Reports to Shareholders

Annual Report | November 30, 2015

Vanguard New Jersey Tax-Exempt Funds

Vanguard New Jersey Tax-Exempt Money Market Fund

Vanguard New Jersey Long-Term Tax-Exempt Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	8
New Jersey Tax-Exempt Money Market Fund.	12
New Jersey Long-Term Tax-Exempt Fund.	27
About Your Fund’s Expenses.	59
Glossary.	61

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Fiscal Year Ended November 30, 2015
		Taxable-
	SEC	Equivalent	Income	Capital	Total
	Yield	Yield	Returns	Returns	Returns
Vanguard New Jersey Tax-Exempt Money Market
Fund	0.01%	0.02%	0.01%	0.00%	0.01%
Other States Tax-Exempt Money Market Funds
Average					0.01
Other States Tax-Exempt Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Vanguard New Jersey Long-Term Tax-Exempt Fund
Investor Shares	2.78%	5.40%	3.55%	-1.38%	2.17%
Admiral™ Shares	2.85	5.53	3.63	-1.38	2.25
Barclays NJ Municipal Bond Index					1.34
New Jersey Municipal Debt Funds Average					1.92

New Jersey Municipal Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
7-day SEC yield for the New Jersey Tax-Exempt Money Market Fund; 30-day SEC yield for the New Jersey Long-Term Tax-Exempt Fund.
The calculation of taxable-equivalent yield assumes a typical itemized tax return and is based on the maximum federal tax rate of 43.4% and the maximum income tax rate for the state. Local taxes were not considered. Please see the prospectus for a detailed explanation of the calculation.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
November 30, 2014, Through November 30, 2015
			Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard New Jersey Tax-Exempt Money Market
Fund	$1.00	$1.00	$0.000	$0.000
Vanguard New Jersey Long-Term Tax-Exempt Fund
Investor Shares	$12.22	$12.00	$0.427	$0.053
Admiral Shares	12.22	12.00	0.436	0.053

Chairman’s Letter

Dear Shareholder,

Bond market returns for the 12 months ended November 30, 2015, were more modest than a year ago—bearing out the cautionary note we sounded back then. Still, the broad U.S. municipal bond market performed relatively well over a period that was less turbulent than some recent ones. It returned 3.10%, about 2 percentage points ahead of the broad U.S. taxable bond market.

New Jersey’s bonds generally underper-formed the broad tax-exempt market, reflecting the state’s relatively weaker overall fiscal condition. Vanguard New Jersey Long-Term Tax-Exempt Fund returned 2.17% for Investor Shares and 2.25% for Admiral Shares. The fund did, though, exceed the 1.34% result for its benchmark and the 1.92% average return of its peer group.

The fund’s price decline in the first half of the fiscal year was partly offset by price gains in the second half, when interest rates slipped. (Bond prices and interest rates move in opposite directions.) But its 12-month capital return was negative, pulled down in part as the overall creditworthiness of New Jersey issuers declined. The fund’s 30-day SEC yield for Investor Shares was 2.78% on November 30, about flat with May 31 but up from 2.45% at the start of the fiscal year.

Vanguard New Jersey Tax-Exempt Money Market Fund returned 0.01%, in line with its peer average, as the Federal Reserve kept short-term interest rates at 0%–0.25%. The fund’s yield was unchanged at 0.01%.

Please note that although the funds are permitted to invest in securities whose income is subject to the alternative minimum tax (AMT), throughout the year the Long-Term Fund held no securities that would generate income distributions subject to the AMT. The Money Market Fund did hold such securities during the period and on November 30.

On a separate note, and as previously reported, we’re making some changes to Vanguard’s lineup of taxable and tax-exempt money market funds in response to the Securities and Exchange Commission’s new money market rules. Before the October 2016 compliance date, we will designate all our tax-exempt money market funds—including New Jersey’s—as retail funds. This will enable individual investors to continue to access these very liquid, high-quality funds at a stable net asset value of $1 per share.

Bonds managed slight gains as investors waited for the Fed

Bond returns were muted for the 12 months overall. Prices rose and fell while investors digested the Fed’s latest statements about when it might begin to raise short-term rates. (In mid-December, after the close of the reporting period, the Fed raised its target for those rates to 0.25%–0.5%.)

Market Barometer
	Average Annual Total Returns
	Periods Ended November 30, 2015
	One	Three	Five
	Year	Years	Years
Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable
market)	0.97%	1.50%	3.09%
Barclays Municipal Bond Index (Broad tax-exempt market)	3.10	2.49	4.79
Citigroup Three-Month U.S. Treasury Bill Index	0.02	0.02	0.04

Stocks
Russell 1000 Index (Large-caps)	2.53%	16.10%	14.32%
Russell 2000 Index (Small-caps)	3.51	14.92	12.02
Russell 3000 Index (Broad U.S. market)	2.58	16.00	14.13
FTSE All-World ex US Index (International)	-6.43	3.85	3.41

CPI
Consumer Price Index	0.50%	1.02%	1.64%

At times, bonds benefited from demand for a safe haven amid concerns such as Greece’s fiscal crisis.

The broad U.S. taxable bond market returned 0.97%. Interest income more than offset bond price declines. Although the yield of the 10-year Treasury note ended November at 2.22%, almost unchanged from 2.25% a year earlier, the yields of shorter-term bonds rose, especially in the second half of the period. For example, the 1-year Treasury yield climbed from 0.12% a year ago to 0.48%, as investors anticipated a rate increase.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned about –8%, held back by the dollar’s strength against many foreign currencies. Without this currency effect, results were positive.

The Fed’s near-zero target for short-term rates continued to limit returns for money market funds and savings accounts.

The broad U.S. stock market produced modest returns

U.S. stocks traveled a bumpy route on their way to returns that approached 3% for the period. Amid fears about the ripple effects of China’s slowing economic growth, stocks dropped sharply in August, slid further in September, then rebounded strongly in October.

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	Admiral	Peer Group
	Shares	Shares	Average
New Jersey Tax-Exempt Money Market
Fund	0.16%	—	0.14%
New Jersey Long-Term Tax-Exempt Fund	0.20	0.12%	0.95

The fund expense ratios shown are from the prospectus dated March 26, 2015, and represent estimated costs for the current fiscal year. For the fiscal year ended November 30, 2015, the funds’ expense ratios were: for the New Jersey Tax-Exempt Money Market Fund, 0.08%; and
for the New Jersey Long-Term Tax-Exempt Fund, 0.20% for Investor Shares and 0.12% for Admiral Shares. The expense ratio for the New
Jersey Tax-Exempt Money Market Fund reflects a temporary reduction in operating expenses (described in Note B of the Notes to Financial
Statements). Before the reduction, the expense ratio was 0.16%. Peer-group expense ratios are derived from data provided by Lipper, a
Thomson Reuters Company, and capture information through year-end 2014.

Peer groups: For the New Jersey Tax-Exempt Money Market Fund, Other States Tax-Exempt Money Market Funds; for the New Jersey
Long-Term Tax-Exempt Fund, New Jersey Municipal Debt Funds. In most, if not all, cases, the expense ratios for funds in the peer groups are based on net operating expenses after reimbursement and/or fee waivers by fund sponsors. In contrast, the Vanguard money market funds’
expense ratios in the table above do not reflect expense reductions.

International stocks returned about –6%—held back, like international bonds, by the dollar’s strength. Returns for emerging markets, which were especially affected by the concerns about China, trailed those of developed Pacific and European markets.

Security selection helped during a challenging period

During the fiscal year, most muni investors looked beyond the headline-making debt challenges faced by Illinois and Puerto Rico to the generally stable-to-improving creditworthiness of the vast majority of municipal borrowers. In New Jersey, however, the picture was a bit different, as its complex structural budget issues remained front and center. The state’s credit rating was downgraded several times during the previous 12 months, and more downgrades ensued this fiscal year at the state and city level, most notably in Atlantic City.

Tax-exempt bonds issued in New Jersey bore the brunt of the state’s fiscal challenges in the first six months of the period. As I mentioned earlier, bond prices recovered somewhat during the second six months, as the credit outlook seemed to stabilize, at least partly.

Aided by an experienced and diligent credit research team, your funds’ advisor, Vanguard Fixed Income Group, successfully navigated the choppy waters. The advisor added value versus the benchmark by favoring some longer-term bonds in anticipation that a Fed rate increase

Total Returns
Ten Years Ended November 30, 2015
Average
Annual Return
New Jersey Tax-Exempt Money Market Fund	0.97%
Spliced New Jersey Tax-Exempt Money Market Funds Average	0.80
For a benchmark description, see the Glossary.
Spliced New Jersey Tax-Exempt Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

New Jersey Long-Term Tax-Exempt Fund Investor Shares	4.38%
Barclays NJ Municipal Bond Index	4.56
New Jersey Municipal Debt Funds Average	3.88
New Jersey Municipal Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

would hurt short-term prices. And, as in the previous fiscal year, the advisor’s security selection—including a preference for hospital and university revenue bonds—helped results.

For more about the funds’ strategy and performance, please see the Advisor’s Report that follows this letter.

Credit research and low costs supported results over a decade

Although the most recent fiscal year was relatively calm for the broad municipal bond market, that wasn’t the case over the past decade—which saw a small number of widely publicized bankruptcies, including Detroit’s.

Through it all, the Vanguard New Jersey funds have benefited from the expertise and experience of our team of independent credit analysts, who work closely with the entire portfolio management team. (For more on the credit team, see the insight box below.)

Our disciplined approach and Vanguard’s low costs helped the New Jersey funds outpace their peers’ average annual return for the decade. The Long-Term Fund performed in line with its benchmark, which, like all indexes, incurs no expenses.

A final note about a key member of our municipal bond fund management team: Pamela Wisehaupt Tynan, who joined

Credit research: A key part of Vanguard’s investment process

When our funds buy a municipal bond, fund shareholders are lending money to a school district, turnpike authority, hospital, university, or other tax-exempt borrower. We expect those loans to be repaid. That’s why credit research is a pillar of our investment process and why our credit analysts work closely with our portfolio managers and traders.

Our credit team conducts an objective, thorough, and independent analysis of each issuer’s overall creditworthiness. This quantitative and qualitative approach may include testing the sensitivity of projected cash flows, analyzing demographic and economic drivers, negotiating legal covenants, meeting with the issuer’s officials, and, of course, digging into financial statements.

Credit analysts look to identify opportunities or problems among any bonds we own or are considering. Their informed opinions help us understand and manage risk, sidestep troubled issuers, and uncover value.

Our senior municipal credit analysts average more than 23 years of industry experience and more than 10 years at Vanguard. This experience, along with stability in our team structure, helps ensure consistency in credit exposure and risk management across funds with similar objectives.

Vanguard in 1982 and has been a longtime muni bond fund manager with us, has announced her retirement effective at the end of February 2016. We are grateful for her dedication in successfully managing a number of our funds for more than two decades. Pam also developed a deep and talented team of portfolio managers and traders to oversee Vanguard’s tax-exempt money market funds. I know that our short-term muni bond team is in good hands, as we’ve appointed Justin Schwartz to succeed Pam. Justin joined Vanguard in 2004 and has worked closely with Pam since 2005.

A dose of discipline is crucial when markets become volatile

The developments over the past few months remind us that nobody can control the direction of the markets or reliably predict where they’ll go in the short term. However, investors can control how they react to unstable and turbulent markets.

During periods of market adversity, it’s more important than ever to keep sight of one of Vanguard’s key principles: Maintain perspective and long-term discipline. Whether you’re investing for yourself or on behalf of clients, your success is affected greatly by how you respond—or don’t respond—during turbulent markets. (You can read Vanguard’s Principles for Investing Success at vanguard.com/research.)

As I’ve written in the past, the best course for long-term investors is generally to ignore daily market moves and not make decisions based on emotion. This is also a good time to evaluate your portfolio and make sure your asset allocation is aligned with your time horizon, goals, and risk tolerance.

The markets are unpredictable and often confounding. Keeping your long-term plans clearly in focus can help you weather these periodic storms.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
January 7, 2016

Advisor’s Report

For the fiscal year ended November 30, 2015, Vanguard New Jersey Tax-Exempt Money Market fund returned 0.01%, in line with the average return of peer funds. Vanguard New Jersey Long-Term Tax-Exempt Fund returned 2.17% for Investor Shares and 2.25% for Admiral Shares, ahead of the 1.34% return of its benchmark (the Barclays New Jersey Municipal Bond Index) and the 1.92% average return of its peer funds.

The investment environment

In our last annual report, when returns were exceptionally robust, we observed that “it was a remarkable year for municipal bonds as a whole.” If we had to characterize the 12 months just ended, we’d call them “remarkably normal”—especially given the uncertainties about when the Federal Reserve would begin to raise interest rates.

The New Jersey funds’ fiscal year began a month after the Fed wrapped up its multiyear stimulative bond-buying program. Throughout the period, stock and bond investors worldwide remained focused on when the Fed might raise rates for the first time in nearly a decade.

Because the Fed made clear that its decision would depend on the health of the economy, investors closely followed reports on job growth, unemployment, gross domestic product (GDP), inflation, and other indicators. Interest rates,

Yields of Tax-Exempt Municipal Bonds
(AAA-Rated General-Obligation Issues)
	November 30,	November 30,
Maturity	2014	2015
2 years	0.38%	0.72%
5 years	1.15	1.26
10 years	2.08	2.02
30 years	3.01	2.96
Source: Vanguard.

especially for shorter-maturity bonds, rose and fell in response to the relative strength of the data.

The trend in GDP was mostly positive. Growth was anemic in the first calendar quarter of 2015 (in part because of another harsh winter, a West Coast port strike, lower oil prices, and a stronger dollar); accelerated in the second quarter at a rate approaching 4%; and slowed down again in the third quarter. Job growth was generally strong. And the national unemployment rate fell during the fiscal year from 5.8% to 5.0%—a level not seen since April 2008.

But growth outside the United States was spotty. The euro zone as a whole seemed to be gaining traction, apart from some well-publicized challenges such as those faced by Greece. China, meanwhile, has been resetting expectations for lower growth, and that has had ripple effects across the globe, especially among other emerging markets. This contributed to the Fed’s decision to hold the line. (In mid-December, after the end of our reporting period, the Fed raised its target for the federal funds rate to between 0.25% and 0.5%.)

New Jersey is still grappling with the devastation caused by Hurricane Sandy in 2012 and with structural imbalances in the state’s budget that have existed for more than a decade. And major credit-rating agencies made further downgrades at the state and local levels.

Still, according to a gauge of current economic conditions published monthly by the Federal Reserve Bank of Philadelphia, New Jersey’s index rose more than 3% from November 2014 through October 2015, compared with just under 3% for the U.S economy. (Each state’s index incorporates data on nonfarm payroll employment, the jobless rate, average hours worked in manufacturing, and inflation-adjusted wage and salary payments.) And tax collections in the third calendar quarter grew almost 5% from year-ago levels—a bit better than the national average, according to estimates by the Nelson A. Rockefeller Institute of Government.

Nationwide, tax-exempt bond issuance (refundings and new-money transactions) increased more than 20% during the period. But it decreased in New Jersey, in part because borrowers were still holding back on new-money financings. We continue to follow developments related to major funding by both New Jersey and New York for a Hudson River tunnel project.

As for valuations, the municipal bond market overall began the fiscal year at what we felt were appropriate levels. The relationship between the 10-year U.S. Treasury note and its tax-exempt counterpart underwent some minor shifts, as both taxable and tax-exempt yields drifted up and down. For example, the yield of the bellwether 10-year Treasury began the period at 2.25%, closed below

2% in some early months, then ended about flat at 2.22%. In November, municipal bonds capped the fiscal year by outperforming Treasuries, while the yield of AAA-rated municipal bonds ended about where it started (a bit above 90% of the Treasury yield). In contrast, the yield of New Jersey’s general obligation bonds ended the 12 months higher than where it began.

Management of the funds

At Vanguard, we strive to add value through a diversified mix of strategies—primarily, duration and yield-curve positioning, credit-quality decisions, and security selection. We don’t try to hit home runs, preferring to consistently hit singles and doubles. Risk management is key in our investment processes. And we collaborate closely with Vanguard’s experienced team of credit analysts. They perform an objective, thorough, and independent analysis of the overall creditworthiness of every issuer whose bonds we own or are considering buying.

We made no significant shifts in portfolio strategy in the Long-Term Fund during the period. Given New Jersey’s fiscal challenges, we continued to limit exposure to state general obligation bonds and state-related credits. We favored other sectors, such as health care and higher education, that have more identifiable cash-flow streams to service the debt. This strategy helped us outperform the fund’s benchmark.

We also added value by holding premium callable bonds, which performed well. Because these bonds may be redeemed before maturity, exposing investors to reinvestment risk, they offer attractive yields and favorable total return potential across many interest rate scenarios.

A look ahead

Although the U.S. economy’s growth rate slowed in the third calendar quarter, we believe it is on track to average about 2.5% or a bit higher in the coming year. Inflation should remain tempered by oil prices, which seem to have settled into a range far below their summer 2014 peak.

Apart from Fed policy, interest rates are likely to remain range-bound. We expect their floor to be set, at least in part, by the strength of the U.S. economy. The cap will be determined by global conditions, including the relative strength of the dollar, slower growth overseas, and foreign central bank policies—which have driven down bond yields abroad.

We believe that the Fed will be slow and deliberate in its subsequent moves to tighten and that rates over the next few years will be lower than historical levels. These expectations are already largely built into bond market prices.

On the money market front, the coming year is likely to be an interesting one. In addition to rising interest rates, a shifting of assets is expected before the October 2016 date for compliance with new SEC rules. As previously reported, we plan to designate the New Jersey Tax-Exempt Money Market Fund as a retail fund, along with all our national and state-specific tax-exempt money market funds—giving investors continued access to stable-value offerings.

As interest rates fell in recent years, we captured many opportunities for price appreciation. We don’t see much scope for credit spreads to tighten significantly, nor do we expect them to widen back out. Given the macroeconomic environment and current muni and taxable-bond valuation levels, we plan to keep seeking to add value through a combination of duration and maturity positioning, credit-quality profiles, and security selection.

We expect to continue holding above-average levels of liquidity in our New Jersey funds so that we can take advantage of any pricing dislocations that may occur as interest rates rise.

Christopher W. Alwine, CFA, Principal,
Head of Municipal Bond Funds

Pamela Wisehaupt Tynan, Principal,
Head of Municipal Money Market Funds

Mathew M. Kiselak, Principal,
Portfolio Manager

John M. Carbone, Principal,
Portfolio Manager

Vanguard Fixed Income Group

December 18, 2015

New Jersey Tax-Exempt Money Market Fund

Fund Profile
As of November 30, 2015

Financial Attributes
Ticker Symbol	VNJXX
Expense Ratio[1]	0.16%
7-Day SEC Yield	0.01%
Average Weighted
Maturity	45 days

Distribution by Credit Quality (% of portfolio)
First Tier	100.0%

A First Tier security is one that is eligible for money market funds and has been rated in the highest short-term rating category for debt obligations by nationally recognized statistical rating organizations. Credit-quality ratings are obtained from Moody's,
Fitch, and S&P. For securities rated by all three agencies, where two of them are in agreement and assign the highest rating category, the highest rating applies. If a security is only rated by two agencies, and their ratings are in different categories, the lower of the ratings applies. An unrated security is First Tier if it represents quality comparable to that of a rated security, as determined in accordance with SEC Rule 2a-7. For more information about these ratings, see the Glossary entry for Credit
Quality.

1 The expense ratio shown is from the prospectus dated March 26, 2015, and represents estimated costs for the current fiscal year. For the fiscal year ended November 30, 2015, the expense ratio was 0.08%, reflecting a temporary reduction in operating expenses (described in
Note B of the Notes to Financial Statements). Before this reduction, the expense ratio was 0.16%.

New Jersey Tax-Exempt Money Market Fund

Performance Summary

Investment returns will fluctuate. All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) The returns shown do not reflect taxes that a shareholder would pay on fund distributions. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. The fund’s 7-day SEC yield reflects its current earnings more closely than do the average annual returns.

Cumulative Performance: November 30, 2005, Through November 30, 2015
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended November 30, 2015

				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment

New Jersey Tax-Exempt Money
Market Fund	0.01%	0.03%	0.97%	$11,016
Spliced New Jersey Tax-Exempt
•••••••• Money Market Funds Average	0.01	0.00	0.80	10,827
For a benchmark description, see the Glossary.
Spliced New Jersey Tax-Exempt Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend information.

New Jersey Tax-Exempt Money Market Fund

Fiscal-Year Total Returns (%): November 30, 2005, Through November 30, 2015

		Spliced NJ
		Tax-Exempt
		Money Mkt
		Funds Avg.
Fiscal Year	Total Returns	Total Returns
2006	3.25%	2.74%
2007	3.60	3.12
2008	2.27	1.90
2009	0.45	0.25
2010	0.11	0.01
2011	0.06	0.00
2012	0.04	0.01
2013	0.01	0.00
2014	0.01	0.00
2015	0.01	0.01
7-day SEC yield (11/30/2015): 0.01%
For a benchmark description, see the Glossary.
Spliced New Jersey Tax-Exempt Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Average Annual Total Returns: Periods Ended September 30, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
New Jersey Tax-Exempt Money
Market Fund	2/3/1988	0.01%	0.03%	1.02%

New Jersey Tax-Exempt Money Market Fund

Financial Statements

Statement of Net Assets
As of November 30, 2015

The fund reports a complete list of its holdings in various monthly and quarterly regulatory filings. The fund publishes its holdings on a monthly basis at vanguard.com and files them with the Securities and Exchange Commission on Form N-MFP. The fund’s Form N-MFP filings become public 60 days after the relevant month-end, and may be viewed at sec.gov or via a link on the “Portfolio Holdings” page on vanguard.com. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Tax-Exempt Municipal Bonds (99.0%)
New Jersey (99.0%)
Branchburg Township NJ BAN	2.000%	10/7/16	2,505	2,535
Brick Township NJ BAN	1.000%	12/17/15	4,882	4,883
Brick Township NJ BAN	1.500%	12/17/15	5,028	5,030
Brick Township NJ Municipal Utility Authority BAN	1.250%	3/31/16	7,250	7,272
Burlington County NJ BAN	1.500%	5/17/16	25,000	25,143
Burlington County NJ Bridge Commission
Revenue	1.500%	5/17/16	5,000	5,028
Burlington County NJ Bridge Commission
Revenue BAN	1.250%	2/1/16	14,050	14,074
Camden County NJ Improvement Authority Lease
Revenue (Parkview Redevelopment Housing
Project) VRDO	0.010%	12/7/15 LOC	46,500	46,500
Cape May County NJ Municipal Utilities Authority
Revenue	5.750%	1/1/16	1,000	1,005
Chatham Township NJ BAN	2.000%	7/13/16	3,451	3,484
Cliffside Park Borough NJ BAN	2.000%	7/22/16	4,933	4,983
Clifton NJ BAN	2.000%	10/12/16	7,532	7,637
Cranford NJ BAN	1.500%	5/20/16	8,600	8,649
Delaware River & Bay Authority New Jersey
Revenue VRDO	0.010%	12/7/15 LOC	4,300	4,300
Delaware River Port Authority Pennsylvania &
New Jersey Revenue VRDO	0.010%	12/7/15 LOC	39,230	39,230
Delaware River Port Authority Pennsylvania &
New Jersey Revenue VRDO	0.010%	12/7/15 LOC	9,600	9,600
Delaware River Port Authority Pennsylvania &
New Jersey Revenue VRDO	0.010%	12/7/15 LOC	27,835	27,835
Essex County NJ Improvement Authority
Revenue (Fern Senior Housing Project) VRDO	0.010%	12/7/15 LOC	7,300	7,300
Essex County NJ Improvement Authority
Revenue (Jewish Community Center of
MetroWest Inc. Project) VRDO	0.010%	12/7/15 LOC	10,345	10,345
Essex County NJ Improvement Authority
Revenue (Pooled Government Loan) VRDO	0.010%	12/7/15 LOC	15,625	15,625
Fair Lawn NJ BAN	2.000%	9/16/16	9,019	9,137
Freehold Township NJ BAN	1.000%	12/14/15	5,000	5,001

New Jersey Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
1 Freehold Township NJ BAN	2.000%	11/18/16	4,139	4,194
Gloucester County NJ Pollution Control Financing
Authority Revenue (ExxonMobil Project) VRDO	0.010%	12/1/15	18,885	18,885
Hopewell Township NJ BAN	1.500%	4/8/16	1,480	1,485
Hudson County NJ Improvement Authority BAN	1.000%	4/29/16	8,000	8,020
Lakewood Township NJ BAN	1.500%	4/8/16	3,390	3,402
Mahwah Township NJ BAN	2.000%	8/5/16	5,550	5,612
Mahwah Township NJ BAN	2.000%	10/7/16	2,900	2,940
Mercer County NJ BAN	1.250%	2/11/16	13,000	13,027
Middlesex County NJ BAN	1.250%	6/3/16	10,000	10,049
Monmouth County NJ GO	2.000%	1/15/16	2,090	2,095
Monmouth County NJ GO	3.000%	3/1/16	2,140	2,155
1 Monmouth County NJ GO	2.000%	7/15/16	365	369
1 Monmouth County NJ GO	2.000%	7/15/16	160	162
1 Monmouth County NJ GO	2.000%	7/15/16	3,420	3,457
Monmouth County NJ Improvement Authority
Lease Revenue (Pooled Equipment Lease)	2.000%	10/1/16	2,185	2,215
Morris County NJ GO	3.000%	2/1/16	3,500	3,517
New Jersey Economic Development Authority
Revenue	5.000%	3/1/16 (ETM)	2,075	2,100
New Jersey Economic Development Authority
Revenue (Applewood Estates Project) VRDO	0.010%	12/7/15 LOC	8,700	8,700
New Jersey Economic Development Authority
Revenue (Columbia University Project) CP	0.040%	12/1/15	6,375	6,375
New Jersey Economic Development Authority
Revenue (Cooper Health System Project) VRDO	0.010%	12/7/15 LOC	12,600	12,600
New Jersey Economic Development Authority
Revenue (Duke Farms Foundation Project) VRDO	0.010%	12/1/15 LOC	28,800	28,800
New Jersey Economic Development Authority
Revenue (Job Haines Home Project) VRDO	0.010%	12/7/15 LOC	3,200	3,200
New Jersey Economic Development Authority
Revenue (Princeton Day School) VRDO	0.010%	12/7/15 LOC	5,000	5,000
New Jersey Economic Development Authority
Revenue (School Facilities Construction)	5.250%	12/15/15 (Prere.)	1,485	1,488
New Jersey Economic Development Authority
Revenue (School Facilities Construction)	5.250%	12/15/15 (ETM)	1,615	1,618
New Jersey Economic Development Authority
Revenue Pollution Control Revenue
(Exxon Project) VRDO	0.010%	12/1/15	2,000	2,000
New Jersey Economic Development Authority
Revenue (Trustees of the Lawrenceville School
Project) VRDO	0.010%	12/1/15	22,700	22,700
New Jersey Economic Development Authority
Revenue (Trustees of the Lawrenceville School
Project) VRDO	0.010%	12/1/15	22,550	22,550
New Jersey Educational Facilities Authority
Revenue (Institute for Advanced Studies) VRDO	0.010%	12/7/15	16,325	16,325
2 New Jersey Educational Facilities Authority
Revenue (Institute for Advanced Studies) VRDO	0.010%	12/7/15	21,500	21,500
2 New Jersey Educational Facilities Authority
Revenue (Princeton University) TOB VRDO	0.010%	12/7/15	2,665	2,665
2 New Jersey Educational Facilities Authority
Revenue (Princeton University) TOB VRDO	0.020%	12/7/15	4,330	4,330
New Jersey Educational Facilities Authority
Revenue (Seton Hall University) VRDO	0.010%	12/7/15 LOC	15,335	15,335

New Jersey Tax-Exempt Money Market Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	New Jersey Environmental Infrastructure Trust
	Revenue	5.000%	9/1/16	2,230	2,308
2	New Jersey Environmental Infrastructure Trust
	Revenue TOB VRDO	0.010%	12/7/15	4,015	4,015
[2,3]	New Jersey GO TOB PUT	0.100%	1/4/16 LOC	50,000	50,000
	New Jersey Health Care Facilities Financing
	Authority Revenue (AHS Hospital Corp.) VRDO	0.010%	12/7/15 LOC	6,500	6,500
	New Jersey Health Care Facilities Financing
	Authority Revenue (AHS Hospital Corp.) VRDO	0.010%	12/7/15 LOC	15,585	15,585
	New Jersey Health Care Facilities Financing
	Authority Revenue (Hospital Capital Asset
	Pooled Program) VRDO	0.010%	12/7/15 LOC	6,000	6,000
	New Jersey Health Care Facilities Financing
	Authority Revenue (Hospital Capital Asset
	Pooled Program) VRDO	0.010%	12/7/15 LOC	23,600	23,600
	New Jersey Health Care Facilities Financing
	Authority Revenue (Hospital Capital Asset
	Pooled Program) VRDO	0.010%	12/7/15 LOC	22,800	22,800
	New Jersey Health Care Facilities Financing
	Authority Revenue (Hospital Capital Asset
	Pooled Program) VRDO	0.010%	12/7/15 LOC	18,950	18,950
	New Jersey Health Care Facilities Financing
	Authority Revenue (Meridian Health System
	Obligated Group) VRDO	0.010%	12/7/15 LOC	25,140	25,140
	New Jersey Health Care Facilities Financing
	Authority Revenue (MHAC I LLC) VRDO	0.010%	12/7/15 LOC	6,000	6,000
	New Jersey Health Care Facilities Financing
	Authority Revenue (MHAC I LLC) VRDO	0.010%	12/7/15 LOC	5,540	5,540
	New Jersey Health Care Facilities Financing
	Authority Revenue (Rahway Hospital) VRDO	0.010%	12/7/15 LOC	5,980	5,980
	New Jersey Health Care Facilities Financing
	Authority Revenue (Robert Wood Johnson
	University) VRDO	0.010%	12/7/15 LOC	2,500	2,500
	New Jersey Health Care Facilities Financing
	Authority Revenue (Robert Wood Johnson
	University) VRDO	0.010%	12/7/15 LOC	6,400	6,400
	New Jersey Health Care Facilities Financing
	Authority Revenue (Robert Wood Johnson
	University) VRDO	0.010%	12/7/15 LOC	7,500	7,500
	New Jersey Health Care Facilities Financing
	Authority Revenue (Robert Wood Johnson
	University) VRDO	0.010%	12/7/15 LOC	5,200	5,200
	New Jersey Health Care Facilities Financing
	Authority Revenue (RWJ Health Care Corp.)
	VRDO	0.010%	12/7/15 LOC	12,740	12,740
	New Jersey Health Care Facilities Financing
	Authority Revenue (Southern Ocean County
	Hospital) VRDO	0.010%	12/7/15 LOC	10,145	10,145
	New Jersey Health Care Facilities Financing
	Authority Revenue (Underwood Memorial
	Hospital) VRDO	0.010%	12/7/15 LOC	7,840	7,840
	New Jersey Health Care Facilities Financing
	Authority Revenue (Virtua Health) VRDO	0.010%	12/1/15 LOC	3,700	3,700
	New Jersey Health Care Facilities Financing
	Authority Revenue (Virtua Health) VRDO	0.010%	12/1/15 LOC	13,680	13,680

New Jersey Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
New Jersey Health Care Facilities Financing
Authority Revenue (Virtua Health) VRDO	0.010%	12/7/15 LOC	14,000	14,000
New Jersey Health Care Facilities Financing
Authority Revenue (Virtua Health) VRDO	0.010%	12/7/15 LOC	18,200	18,200
New Jersey Higher Education Assistance
Authority Student Loan Revenue	5.000%	12/1/15	2,000	2,000
2 New Jersey Higher Education Assistance
Authority Student Loan Revenue TOB VRDO	0.020%	12/7/15	3,970	3,970
2 New Jersey Higher Education Assistance
Authority Student Loan Revenue TOB VRDO	0.030%	12/7/15 LOC	3,155	3,155
2 New Jersey Higher Education Assistance
Authority Student Loan Revenue TOB VRDO	0.030%	12/7/15 LOC	3,995	3,995
2 New Jersey Higher Education Assistance
Authority Student Loan Revenue TOB VRDO	0.160%	12/7/15	26,985	26,985
New Jersey Housing & Mortgage Finance
Agency Multi-Family Housing Revenue
(Lincoln Towers Project) PUT	0.480%	9/1/16	7,500	7,500
New Jersey Housing & Mortgage Finance
Agency Multi-Family Housing Revenue VRDO	0.010%	12/7/15 LOC	33,700	33,700
New Jersey Housing & Mortgage Finance
Agency Multi-Family Housing Revenue VRDO	0.010%	12/7/15 LOC	6,715	6,715
New Jersey Housing & Mortgage Finance
Agency Single Family Housing Revenue VRDO	0.010%	12/7/15	4,565	4,565
New Jersey Housing & Mortgage Finance
Agency Single Family Housing Revenue VRDO	0.010%	12/7/15	21,585	21,585
New Jersey Housing & Mortgage Finance
Agency Single Family Housing Revenue VRDO	0.020%	12/7/15	15,610	15,610
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	5.250%	12/15/15 (Prere.)	3,915	3,923
New Jersey Turnpike Authority Revenue	6.500%	1/1/16 (ETM)	1,300	1,307
North Bergen Township NJ BAN	1.250%	4/1/16	6,463	6,485
2 Nuveen New Jersey Dividend Advantage
Municipal Fund VRDP VRDO	0.090%	12/7/15 LOC	2,700	2,700
2 Nuveen New Jersey Dividend Advantage
Municipal Fund VRDP VRDO	0.090%	12/7/15 LOC	47,300	47,300
2 Nuveen New Jersey Dividend Advantage
Municipal Fund VRDP VRDO	0.090%	12/7/15 LOC	10,000	10,000
Ocean City NJ BAN	1.000%	12/3/15	4,160	4,160
Ocean City NJ BAN	2.000%	6/17/16	5,000	5,042
Ocean County NJ GO	4.000%	10/1/16	775	799
Old Bridge Township NJ BAN	1.000%	4/15/16	4,698	4,710
Paramus Borough NJ BAN	1.000%	2/19/16	5,900	5,909
Port Authority of New York & New Jersey
Revenue	4.000%	12/1/15	3,700	3,700
Port Authority of New York & New Jersey
Revenue	2.000%	5/1/16	6,500	6,548
Port Authority of New York & New Jersey
Revenue CP	0.060%	12/2/15	18,810	18,810
Port Authority of New York & New Jersey
Revenue CP	0.020%	12/9/15	12,750	12,750
Port Authority of New York & New Jersey
Revenue CP	0.040%	12/9/15	5,010	5,010
Port Authority of New York & New Jersey
Revenue CP	0.030%	12/17/15	4,640	4,640
Port Authority of New York & New Jersey
Revenue CP	0.070%	12/22/15	2,820	2,820

New Jersey Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Port Authority of New York & New Jersey
Revenue CP	0.040%	12/28/15	6,020	6,020
Port Authority of New York & New Jersey
Revenue CP	0.040%	12/29/15	10,005	10,005
Port Authority of New York & New Jersey
Revenue CP	0.020%	12/30/15	16,450	16,450
2 Port Authority of New York & New Jersey
Revenue TOB VRDO	0.020%	12/7/15	1,170	1,170
2 Port Authority of New York & New Jersey
Revenue TOB VRDO	0.020%	12/7/15	3,500	3,500
2 Port Authority of New York & New Jersey
Revenue TOB VRDO	0.020%	12/7/15	7,770	7,770
2 Port Authority of New York & New Jersey
Revenue TOB VRDO	0.030%	12/7/15	2,100	2,100
2 Port Authority of New York & New Jersey
Revenue TOB VRDO	0.040%	12/7/15	1,000	1,000
Princeton University New Jersey CP	0.040%	12/1/15	24,000	24,000
Princeton University New Jersey CP	0.010%	12/3/15	7,000	7,000
Rahway NJ BAN	2.000%	6/29/16	2,269	2,288
Rahway NJ BAN	2.000%	8/5/16	7,400	7,472
Rockaway NJ BAN	2.000%	11/18/16	5,012	5,083
2 Rutgers State University New Jersey Revenue
TOB VRDO	0.010%	12/7/15	6,700	6,700
2 Rutgers State University New Jersey Revenue
TOB VRDO	0.020%	12/7/15	14,800	14,800
2 Rutgers State University New Jersey Revenue
TOB VRDO	0.020%	12/7/15	11,780	11,780
2 Rutgers State University New Jersey Revenue
TOB VRDO	0.020%	12/7/15	2,400	2,400
Secaucus NJ BAN	1.250%	1/8/16	2,398	2,400
Somerset County NJ BAN	2.000%	9/22/16	5,000	5,064
Summit NJ GO	1.000%	4/22/16	32,866	32,976
Sussex County NJ GO	2.000%	9/23/16	3,375	3,415
Union County NJ Pollution Control Financing
Authority Revenue (Exxon Project) VRDO	0.010%	12/1/15	19,770	19,770
Union County NJ Pollution Control Financing
Authority Revenue (Exxon Project) VRDO	0.010%	12/1/15	17,845	17,845
West Orange Township NJ BAN	1.250%	12/15/15	3,099	3,100
Woodbridge Township NJ BAN	1.500%	8/19/16	7,370	7,432
Woodbridge Township NJ BAN	2.000%	8/19/16	15,000	15,180
Total Tax-Exempt Municipal Bonds (Cost $1,330,902)				1,330,902

New Jersey Tax-Exempt Money Market Fund

Amount
($000)
Other Assets and Liabilities (1.0%)
Other Assets
Investment in Vanguard	118
Receivables for Capital Shares Issued	3,600
Receivables for Accrued Income	2,117
Other Assets	25,205
Total Other Assets	31,040
Liabilities
Payables for Investment Securities Purchased	(10,752)
Payables for Capital Shares Redeemed	(2,485)
Payables to Vanguard	(4,086)
Total Liabilities	(17,323)
Net Assets (100%)
Applicable to 1,344,336,463 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,344,619
Net Asset Value Per Share	$1.00

At November 30, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	1,344,624
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(5)
Net Assets	1,344,619

• See Note A in Notes to Financial Statements.
1 Security purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of November 30, 2015.
2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2015, the aggregate value of these securities was $231,835,000, representing 17.2% of net assets.
3 Adjustable-rate security.
A key to abbreviations and other references follows the Statement of Net Assets.
See accompanying Notes, which are an integral part of the Financial Statements.

New Jersey Tax-Exempt Money Market Fund

Key to Abbreviations

ARS—Auction Rate Security.
BAN—Bond Anticipation Note.
COP—Certificate of Participation.
CP—Commercial Paper.
FR—Floating Rate.
GAN—Grant Anticipation Note.
GO—General Obligation Bond.
PILOT—Payments in Lieu of Taxes.
PUT—Put Option Obligation.
RAN—Revenue Anticipation Note.
TAN—Tax Anticipation Note.
TOB—Tender Option Bond.
TRAN—Tax Revenue Anticipation Note.
VRDO—Variable Rate Demand Obligation.
VRDP—Variable Rate Demand Preferred.
(ETM)—Escrowed to Maturity.
(Prere.)—Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Investors Assurance).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) AGM (Assured Guaranty Municipal Corporation).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
(8) CapMAC (Capital Markets Assurance Corporation).
(9) American Capital Access Financial Guaranty Corporation.
(10) XL Capital Assurance Inc.
(11) CIFG (CDC IXIS Financial Guaranty).
(12) AGC (Assured Guaranty Corporation).
(13) BHAC (Berkshire Hathaway Assurance Corporation).
(14) NPFG (National Public Finance Guarantee Corporation).
(15) BAM (Build America Mutual Assurance Company).
(16) MAC (Municipal Assurance Corporation).
(17) RAA (Radian Asset Assurance Inc).
The insurance does not guarantee the market value of the municipal bonds.

LOC—Scheduled principal and interest payments are guaranteed by bank letter of credit.

New Jersey Tax-Exempt Money Market Fund

Statement of Operations

Year Ended
November 30, 2015
($000)
Investment Income
Income
Interest	1,233
Total Income	1,233
Expenses
The Vanguard Group—Note B
Investment Advisory Services	292
Management and Administrative	1,562
Marketing and Distribution	349
Custodian Fees	16
Auditing Fees	29
Shareholders’ Reports	9
Trustees’ Fees and Expenses	1
Total Expenses	2,258
Expense Reduction—Note B	(1,166)
Net Expenses	1,092
Net Investment Income	141
Realized Net Gain (Loss) on Investment Securities Sold	6
Net Increase (Decrease) in Net Assets Resulting from Operations	147

See accompanying Notes, which are an integral part of the Financial Statements.

New Jersey Tax-Exempt Money Market Fund

Statement of Changes in Net Assets

	Year Ended November 30,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	141	156
Realized Net Gain (Loss)	6	(14)
Net Increase (Decrease) in Net Assets Resulting from Operations	147	142
Distributions
Net Investment Income	(141)	(156)
Realized Capital Gain	—	—
Total Distributions	(141)	(156)
Capital Share Transactions (at $1.00 per share)
Issued	847,210	923,321
Issued in Lieu of Cash Distributions	136	151
Redeemed	(976,302)	(1,071,016)
Net Increase (Decrease) from Capital Share Transactions	(128,956)	(147,544)
Total Increase (Decrease)	(128,950)	(147,558)
Net Assets
Beginning of Period	1,473,569	1,621,127
End of Period[1]	1,344,619	1,473,569
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $0 and $0.

See accompanying Notes, which are an integral part of the Financial Statements.

New Jersey Tax-Exempt Money Market Fund

Financial Highlights

For a Share Outstanding	Year Ended November 30,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	.0001	.0001	.0001	.0004	.001
Net Realized and Unrealized Gain (Loss)
on Investments	—	—	—	—	—
Total from Investment Operations	.0001	.0001	.0001	.0004	.001
Distributions
Dividends from Net Investment Income	(.0001)	(.0001)	(.0001)	(.0004)	(.001)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.0001)	(.0001)	(.0001)	(.0004)	(.001)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[1]	0.01%	0.01%	0.01%	0.04%	0.06%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,345	$1,474	$1,621	$1,742	$1,949
Ratio of Expenses to Average Net Assets	0.08%[2]	0.08%[2]	0.12%[2]	0.16%	0.17%
Ratio of Net Investment Income to
Average Net Assets	0.01%	0.01%	0.01%	0.03%	0.07%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 The ratio of total expenses to average net assets before an expense reduction was 0.16% for 2015, 0.16% for 2014, and 0.16% for 2013.
See Note B in Notes to Financial Statements.

See accompanying Notes, which are an integral part of the Financial Statements.

New Jersey Tax-Exempt Money Market Fund

Notes to Financial Statements

Vanguard New Jersey Tax-Exempt Money Market Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Securities are valued at amortized cost, which approximates market value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (November 30, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at November 30, 2015, or at any time during the period then ended.

5. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At November 30, 2015, the fund had contributed to Vanguard capital in the amount of $118,000 representing 0.01% of the fund’s net assets and 0.05% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

New Jersey Tax-Exempt Money Market Fund

Vanguard and the board of trustees have agreed to temporarily limit certain net operating expenses in excess of the fund’s daily yield in order to maintain a zero or positive yield for the fund. Vanguard and the board of trustees may terminate the temporary expense limitation at any time. For the year ended November 30, 2015, Vanguard’s expenses were reduced by $1,166,000 (an effective annual rate of 0.08% of the fund’s average net assets); the fund is not obligated to repay this amount to Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At November 30, 2015, 100% of the market value of the fund’s investments was determined using amortized cost, in accordance with rules under the Investment Company Act of 1940. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, securities valued at amortized cost are considered to be valued using Level 2 inputs.

D. Management has determined that no material events or transactions occurred subsequent to November 30, 2015, that would require recognition or disclosure in these financial statements.

New Jersey Long-Term Tax-Exempt Fund

Fund Profile
As of November 30, 2015

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VNJTX	VNJUX
Expense Ratio[1]	0.20%	0.12%
30-Day SEC Yield	2.78%	2.85%

Financial Attributes

		Barclays
		NJ	Barclays
		Muni	Municipal
		Bond	Bond
	Fund	Index	Index

Number of Bonds	452	1,285	47,840

Yield to Maturity
(before expenses)	2.8%	3.1%	2.2%

Average Coupon	4.5%	4.6%	4.8%

Average Duration	6.4 years	7.2 years	6.4 years

Average Stated
Maturity	15.4 years	12.8 years	13.1 years

Short-Term
Reserves	5.1%	—	—

Volatility Measures
	Barclays NJ	Barclays
	Muni Bond	Municipal
	Index	Bond Index
R-Squared	0.97	0.97
Beta	1.03	1.17

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Stated Maturity
(% of portfolio)
Under 1 Year	6.3%
1 - 3 Years	2.7
3 - 5 Years	4.7
5 - 10 Years	13.7
10 - 20 Years	41.4
20 - 30 Years	29.2
Over 30 Years	2.0

Distribution by Credit Quality (% of portfolio)
AAA	3.7%
AA	27.6
A	54.6
BBB	10.6
BB	0.9
B	0.8
Not Rated	1.8

Credit-quality ratings are obtained from Moody's and S&P, and the higher rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity
Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated March 26, 2015, and represent estimated costs for the current fiscal year. For the fiscal year ended November 30, 2015, the expense ratios were 0.20% for Investor Shares and 0.12% for Admiral Shares.

New Jersey Long-Term Tax-Exempt Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 30, 2005, Through November 30, 2015
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended November 30, 2015
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	New Jersey Long-Term Tax-Exempt
	Fund Investor Shares	2.17%	4.62%	4.38%	$15,352
••••••••	Barclays NJ Municipal Bond Index	1.34	4.48	4.56	15,614
– – – –	New Jersey Municipal Debt Funds

	Average	1.92	4.26	3.88	14,634
	Barclays Municipal Bond Index	3.10	4.79	4.73	15,878
New Jersey Municipal Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
New Jersey Long-Term Tax-Exempt Fund
Admiral Shares	2.25%	4.70%	4.46%	$77,352
Barclays NJ Municipal Bond Index	1.34	4.48	4.56	78,068
Barclays Municipal Bond Index	3.10	4.79	4.73	79,388

See Financial Highlights for dividend and capital gains information.

New Jersey Long-Term Tax-Exempt Fund

Fiscal-Year Total Returns (%): November 30, 2005, Through November 30, 2015

				Barclays NJ
				Muni Bond
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2006	4.61%	2.40%	7.01%	6.85%
2007	4.34	-2.30	2.04	2.15
2008	4.11	-7.60	-3.49	-2.61
2009	4.61	7.58	12.19	13.15
2010	4.11	-0.52	3.59	4.28
2011	4.24	1.30	5.54	5.85
2012	3.91	7.16	11.07	11.65
2013	3.41	-7.24	-3.83	-3.31
2014	3.82	5.00	8.82	7.49
2015	3.55	-1.38	2.17	1.34

Average Annual Total Returns: Periods Ended September 30, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	2/3/1988	1.49%	3.84%	4.08%	0.15%	4.23%
Admiral Shares	5/14/2001	1.57	3.93	4.16	0.15	4.31

New Jersey Long-Term Tax-Exempt Fund

Financial Statements

Statement of Net Assets
As of November 30, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Tax-Exempt Municipal Bonds (99.1%)
New Jersey (97.8%)
Atlantic City NJ GO	4.000%	11/1/16	2,700	2,497
Atlantic City NJ GO	4.000%	11/1/17	3,965	3,546
Atlantic City NJ GO	5.000%	11/1/22	3,000	2,445
Atlantic City NJ GO	4.000%	11/1/23 (4)	1,425	1,439
Bayonne NJ GO	5.750%	7/1/35	7,500	8,297
Bergen County NJ Improvement Authority
Pooled Loan Revenue	5.000%	2/15/20	455	526
Bergen County NJ Improvement Authority
Pooled Loan Revenue	5.000%	2/15/39	4,000	4,566
Burlington County NJ Bridge Commission
Revenue	5.000%	12/1/29	275	317
Burlington County NJ Bridge Commission
Revenue (Burlington County Solid Waste
Project)	5.000%	10/1/26	2,100	2,469
Burlington County NJ Bridge Commission
Revenue (Burlington County Solid Waste Project)	5.000%	10/1/27	4,100	4,787
Camden County NJ Improvement Authority
Health Care Redevelopment Project Revenue
(Cooper Health System Obligated Group)	5.000%	2/15/28	1,500	1,658
Camden County NJ Improvement Authority
Health Care Redevelopment Project Revenue
(Cooper Health System Obligated Group)	5.000%	2/15/29	3,500	3,830
Camden County NJ Improvement Authority
Health Care Redevelopment Project Revenue
(Cooper Health System Obligated Group)	5.000%	2/15/30	2,900	3,150
Camden County NJ Improvement Authority
Health Care Redevelopment Project Revenue
(Cooper Health System Obligated Group)	5.000%	2/15/31	2,500	2,708
Camden County NJ Improvement Authority
Health Care Redevelopment Project Revenue
(Cooper Health System Obligated Group)	5.000%	2/15/32	2,500	2,699
Camden County NJ Improvement Authority
Health Care Redevelopment Project Revenue
(Cooper Health System Obligated Group)	5.000%	2/15/33	1,000	1,078
Camden County NJ Improvement Authority
Health Care Redevelopment Project Revenue
(Cooper Health System Obligated Group)	5.000%	2/15/34	1,500	1,616

New Jersey Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Camden County NJ Improvement Authority
Health Care Redevelopment Project Revenue
(Cooper Health System Obligated Group)	5.750%	2/15/42	12,625	14,283
Camden County NJ Improvement Authority
Lease Revenue (Rowan University School of
Osteopathic Medicine Project)	5.000%	12/1/32	6,035	6,806
Camden County NJ Improvement Authority
Revenue	5.000%	1/15/28	3,600	4,073
Camden County NJ Improvement Authority
Revenue	5.000%	1/15/29	3,225	3,622
Delaware River & Bay Authority Delaware
Revenue	5.000%	1/1/25	1,790	2,155
Delaware River & Bay Authority Delaware
Revenue	5.000%	1/1/26	2,000	2,383
Delaware River & Bay Authority Delaware
Revenue	5.000%	1/1/27	2,000	2,364
Delaware River & Bay Authority Delaware
Revenue	5.000%	1/1/28	2,250	2,631
Delaware River & Bay Authority Delaware
Revenue	5.000%	1/1/42	9,980	11,091
Delaware River Joint Toll Bridge Commission
Pennsylvania & New Jersey Revenue	5.000%	7/1/24	1,200	1,402
Delaware River Joint Toll Bridge Commission
Pennsylvania & New Jersey Revenue	5.000%	7/1/26	1,000	1,148
Delaware River Joint Toll Bridge Commission
Pennsylvania & New Jersey Revenue	5.000%	7/1/29	300	352
Delaware River Joint Toll Bridge Commission
Pennsylvania & New Jersey Revenue	5.000%	7/1/31	500	580
Delaware River Joint Toll Bridge Commission
Pennsylvania & New Jersey Revenue	4.000%	7/1/34 (15)	2,660	2,798
Delaware River Port Authority Pennsylvania &
New Jersey Revenue	5.000%	1/1/21	3,160	3,550
Delaware River Port Authority Pennsylvania &
New Jersey Revenue	5.000%	1/1/26	4,335	4,871
Delaware River Port Authority Pennsylvania &
New Jersey Revenue	5.000%	1/1/27	2,660	2,981
Delaware River Port Authority Pennsylvania &
New Jersey Revenue	5.000%	1/1/28	6,000	6,693
Delaware River Port Authority Pennsylvania &
New Jersey Revenue	5.000%	1/1/29	4,000	4,462
Delaware River Port Authority Pennsylvania &
New Jersey Revenue	5.000%	1/1/30	5,000	5,592
Delaware River Port Authority Pennsylvania &
New Jersey Revenue	5.000%	1/1/35	9,060	10,072
Delaware River Port Authority Pennsylvania &
New Jersey Revenue	5.000%	1/1/37	15,000	16,921
Delaware River Port Authority Pennsylvania &
New Jersey Revenue	5.000%	1/1/40 (4)	1,000	1,113
Delaware River Port Authority Pennsylvania &
New Jersey Revenue	5.000%	1/1/40	2,500	2,809
Delaware River Port Authority Pennsylvania &
New Jersey Revenue VRDO	0.010%	12/7/15 LOC	7,725	7,725
Flemington Raritan NJ School District GO	5.000%	6/15/26	1,000	1,203
Garden State Preservation Trust New Jersey
Revenue (Open Space & Farmland Preservation)	0.000%	11/1/22 (4)	7,190	6,173

New Jersey Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Garden State Preservation Trust New Jersey
Revenue (Open Space & Farmland Preservation)	5.750%	11/1/28 (4)	18,545	23,095
Gloucester County NJ Improvement Authority
Revenue (Rowan University)	5.000%	7/1/30	3,910	4,456
Gloucester County NJ Improvement Authority
Revenue (Rowan University)	5.000%	7/1/31	1,950	2,220
Gloucester County NJ Improvement Authority
Revenue (Rowan University)	5.000%	7/1/32	1,775	2,012
Gloucester County NJ Improvement Authority
Revenue (Rowan University)	5.000%	7/1/33	2,275	2,569
Gloucester County NJ Improvement Authority
Revenue (Rowan University)	5.000%	7/1/34	1,200	1,351
Gloucester County NJ Improvement Authority
Revenue (Rowan University)	4.000%	7/1/42 (4)	2,000	2,019
Gloucester County NJ Improvement Authority
Revenue (Rowan University)	5.000%	7/1/44	1,500	1,642
Gloucester Township NJ Municipal Utility
Authority Revenue	5.650%	3/1/18 (2)	1,070	1,123
Hillsborough Township NJ School District GO	5.375%	10/1/19 (4)	1,720	1,975
Hudson County NJ Improvement Authority
Essential Purpose Pooled Governmental Loan
Revenue VRDO	0.010%	12/7/15 LOC	5,000	5,000
Hudson County NJ Improvement Authority Lease
Revenue	5.000%	4/1/26	790	902
Hudson County NJ Improvement Authority Solid
Waste Systems Revenue	5.750%	1/1/35	2,000	2,292
Hudson County NJ Improvement Authority Solid
Waste Systems Revenue	6.000%	1/1/40	3,000	3,407
Jersey City NJ GO	5.000%	3/1/19	1,550	1,720
Jersey City NJ GO	5.000%	3/1/22	1,750	2,033
Mercer County NJ Improvement Authority
Revenue (Courthouse Annex Project)	5.000%	9/1/40	2,480	2,838
Monmouth County NJ Improvement Authority
Lease Revenue (Brookdale Community College)	5.875%	8/1/18 (Prere.)	1,000	1,129
Monmouth County NJ Improvement Authority
Lease Revenue (Brookdale Community College)	6.000%	8/1/18 (Prere.)	3,900	4,414
Monmouth County NJ Improvement Authority
Revenue (Pooled Government Loan)	5.000%	12/1/16 (ETM)	5	5
Monroe Township NJ Board of Education GO	5.000%	3/1/34	1,250	1,448
Monroe Township NJ Board of Education GO	5.000%	3/1/38	3,000	3,427
New Brunswick NJ Parking Authority Revenue	5.000%	9/1/20	1,605	1,830
New Brunswick NJ Parking Authority Revenue	5.000%	9/1/21	1,000	1,157
New Brunswick NJ Parking Authority Revenue	5.000%	9/1/22	1,880	2,197
New Brunswick NJ Parking Authority Revenue	5.000%	9/1/24	1,035	1,205
New Brunswick NJ Parking Authority Revenue	5.000%	9/1/25	615	710
New Brunswick NJ Parking Authority Revenue	5.000%	9/1/28	465	527
New Brunswick NJ Parking Authority Revenue	5.000%	9/1/30	570	639
New Brunswick NJ Parking Authority Revenue	5.000%	9/1/31	600	671
New Jersey Building Authority Revenue	5.000%	6/15/16	2,250	2,298
New Jersey Casino Reinvestment Development
Authority Revenue (Hotel Room Fee)	5.250%	1/1/20 (2)	3,045	3,116
New Jersey Casino Reinvestment Development
Authority Revenue (Hotel Room Fee)	5.250%	1/1/21 (2)	6,255	6,399
New Jersey Casino Reinvestment Development
Authority Revenue (Hotel Room Fee)	5.250%	1/1/22 (2)	5,585	5,713

New Jersey Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
New Jersey Casino Reinvestment Development
Authority Revenue (Luxury Tax)	5.000%	11/1/28 (4)	2,000	2,184
New Jersey Casino Reinvestment Development
Authority Revenue (Luxury Tax)	5.000%	11/1/29 (4)	2,500	2,715
New Jersey Casino Reinvestment Development
Authority Revenue (Luxury Tax)	5.000%	11/1/30 (4)	2,950	3,188
New Jersey Casino Reinvestment Development
Authority Revenue (Luxury Tax)	5.000%	11/1/31 (4)	1,500	1,613
New Jersey Casino Reinvestment Development
Authority Revenue (Luxury Tax)	5.000%	11/1/32 (4)	1,250	1,341
New Jersey Casino Reinvestment Development
Authority Revenue (Luxury Tax)	5.250%	11/1/44	11,735	11,776
New Jersey Casino Reinvestment Development
Authority Revenue (Parking Fee)	5.250%	6/1/21 (14)	3,000	3,010
New Jersey Economic Development Authority
Lease Revenue (Rutgers State University)	5.000%	6/15/38	4,000	4,519
New Jersey Economic Development Authority
Lease Revenue (Rutgers State University)	5.000%	6/15/46	4,475	5,013
New Jersey Economic Development Authority
Retirement Community Revenue (Seabrook
Village Inc.)	5.250%	11/15/16 (Prere.)	935	977
New Jersey Economic Development Authority
Revenue	5.000%	6/15/23	6,500	7,070
New Jersey Economic Development Authority
Revenue	4.125%	6/15/26	2,500	2,508
New Jersey Economic Development Authority
Revenue	4.125%	6/15/27	2,750	2,758
New Jersey Economic Development Authority
Revenue	5.250%	6/15/32	10,000	10,640
New Jersey Economic Development Authority
Revenue	5.250%	6/15/33	6,000	6,360
New Jersey Economic Development Authority
Revenue	5.250%	6/15/40	10,000	10,497
New Jersey Economic Development Authority
Revenue (Cigarette Tax)	5.000%	6/15/18	1,030	1,097
New Jersey Economic Development Authority
Revenue (Cigarette Tax)	5.000%	6/15/23	2,500	2,725
New Jersey Economic Development Authority
Revenue (Cigarette Tax)	5.000%	6/15/25	5,990	6,438
New Jersey Economic Development Authority
Revenue (Cigarette Tax)	5.000%	6/15/26	8,500	9,075
New Jersey Economic Development Authority
Revenue (Cigarette Tax)	5.000%	6/15/28	2,000	2,112
New Jersey Economic Development Authority
Revenue (Cigarette Tax)	5.000%	6/15/29	1,400	1,471
New Jersey Economic Development Authority
Revenue (Duke Farms Foundation Project)	5.000%	7/1/48	7,000	7,768
New Jersey Economic Development Authority
Revenue (Lions Gate Project)	5.000%	1/1/34	1,500	1,529
New Jersey Economic Development Authority
Revenue (Lions Gate Project)	5.125%	1/1/39	2,000	2,041
New Jersey Economic Development Authority
Revenue (Lions Gate Project)	5.250%	1/1/44	5,850	5,983
New Jersey Economic Development Authority
Revenue (Motor Vehicle Surcharges)	5.250%	7/1/24 (14)	6,000	6,849

New Jersey Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
New Jersey Economic Development Authority
Revenue (Motor Vehicle Surcharges)	5.250%	7/1/25 (14)	14,000	16,048
New Jersey Economic Development Authority
Revenue (Motor Vehicle Surcharges)	5.250%	7/1/26 (14)	2,500	2,864
New Jersey Economic Development Authority
Revenue (Motor Vehicle Surcharges)	5.250%	7/1/31 (14)	17,675	17,886
New Jersey Economic Development Authority
Revenue (School Facilities Construction)	5.000%	9/1/17 (ETM)	1,800	1,932
New Jersey Economic Development Authority
Revenue (School Facilities Construction)	5.000%	12/15/17 (ETM)	2,920	3,168
New Jersey Economic Development Authority
Revenue (School Facilities Construction)	5.000%	12/15/17	120	126
New Jersey Economic Development Authority
Revenue (School Facilities Construction)	5.000%	9/1/18 (ETM)	1,835	2,033
New Jersey Economic Development Authority
Revenue (School Facilities Construction)	5.000%	9/1/18	665	707
New Jersey Economic Development Authority
Revenue (School Facilities Construction)	5.500%	9/1/18 (ETM)	3,000	3,365
New Jersey Economic Development Authority
Revenue (School Facilities Construction)	5.000%	3/1/19 (ETM)	3,070	3,451
New Jersey Economic Development Authority
Revenue (School Facilities Construction)	5.000%	9/1/19 (Prere.)	8,000	9,116
New Jersey Economic Development Authority
Revenue (School Facilities Construction)	5.000%	9/1/19 (Prere.)	4,065	4,632
New Jersey Economic Development Authority
Revenue (School Facilities Construction)	5.250%	9/1/19 (ETM)	2,190	2,517
New Jersey Economic Development Authority
Revenue (School Facilities Construction)	5.250%	9/1/19	810	878
New Jersey Economic Development Authority
Revenue (School Facilities Construction)	5.000%	12/15/19	2,100	2,264
New Jersey Economic Development Authority
Revenue (School Facilities Construction)	5.500%	12/15/19 (2)	3,550	3,899
New Jersey Economic Development Authority
Revenue (School Facilities Construction)	5.250%	3/1/21 (Prere.)	3,005	3,572
New Jersey Economic Development Authority
Revenue (School Facilities Construction)	5.250%	3/1/21 (Prere.)	1,210	1,438
New Jersey Economic Development Authority
Revenue (School Facilities Construction)	5.750%	3/1/21 (Prere.)	2,700	3,277
New Jersey Economic Development Authority
Revenue (School Facilities Construction)	5.250%	9/1/22	1,110	1,201
New Jersey Economic Development Authority
Revenue (School Facilities Construction)	5.250%	9/1/23	2,290	2,459
New Jersey Economic Development Authority
Revenue (School Facilities Construction)	5.750%	9/1/23	300	332
New Jersey Economic Development Authority
Revenue (School Facilities Construction)	5.000%	3/1/24	3,650	3,924
New Jersey Economic Development Authority
Revenue (School Facilities Construction)	5.250%	9/1/24	375	404
New Jersey Economic Development Authority
Revenue (School Facilities Construction)	5.500%	9/1/24 (2)	1,500	1,682
New Jersey Economic Development Authority
Revenue (School Facilities Construction)	5.000%	3/1/25	2,500	2,681
New Jersey Economic Development Authority
Revenue (School Facilities Construction)	5.000%	6/15/25 (4)	2,380	2,686
New Jersey Economic Development Authority
Revenue (School Facilities Construction)	5.250%	9/1/25	3,460	3,717

New Jersey Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
New Jersey Economic Development Authority
Revenue (School Facilities Construction)	5.500%	9/1/25 (4)	1,660	1,938
New Jersey Economic Development Authority
Revenue (School Facilities Construction)	5.000%	3/1/26	5,000	5,337
New Jersey Economic Development Authority
Revenue (School Facilities Construction)	5.250%	9/1/26	3,000	3,218
New Jersey Economic Development Authority
Revenue (School Facilities Construction)	5.000%	3/1/27	5,000	5,317
New Jersey Economic Development Authority
Revenue (School Facilities Construction)	5.000%	3/1/28	21,965	23,210
New Jersey Economic Development Authority
Revenue (School Facilities Construction)	5.500%	9/1/28 (14)	2,165	2,472
New Jersey Economic Development Authority
Revenue (School Facilities Construction)	5.000%	3/1/29	7,500	7,867
New Jersey Economic Development Authority
Revenue (School Facilities Construction)	5.500%	9/1/29 (14)	7,055	8,061
New Jersey Economic Development Authority
Revenue (School Facilities Construction)	5.500%	12/15/29	11,520	12,171
New Jersey Economic Development Authority
Revenue (School Facilities Construction)	5.000%	3/1/30	6,360	6,622
New Jersey Economic Development Authority
Revenue (School Facilities Construction)	5.000%	6/15/30	6,975	7,280
New Jersey Economic Development Authority
Revenue (School Facilities Construction)	5.000%	6/15/31	4,000	4,166
New Jersey Economic Development Authority
Revenue (School Facilities Construction)	5.000%	12/15/31	7,105	7,293
New Jersey Economic Development Authority
Revenue (School Facilities Construction)	5.000%	3/1/32	4,005	4,146
New Jersey Economic Development Authority
Revenue (School Facilities Construction)	5.000%	12/15/32	3,780	3,874
New Jersey Economic Development Authority
Revenue (School Facilities Construction)	5.000%	6/15/33 (4)	1,500	1,623
New Jersey Economic Development Authority
Revenue (School Facilities Construction)	5.000%	6/15/34	2,685	2,773
New Jersey Economic Development Authority
Revenue (School Facilities Construction)	5.000%	3/1/35	12,095	12,386
New Jersey Economic Development Authority
Revenue (School Facilities Construction)	5.000%	3/1/38	5,000	5,094
New Jersey Economic Development Authority
Revenue (School Facilities Construction)	5.000%	6/15/40	11,515	11,780
1 New Jersey Economic Development Authority
Revenue (School Facilities Construction) TOB
VRDO	0.120%	12/7/15 (4)	1,570	1,570
1 New Jersey Economic Development Authority
Revenue (School Facilities Construction) TOB
VRDO	0.130%	12/7/15 (12)	1,235	1,235
New Jersey Economic Development Authority
Revenue (Seeing Eye Inc.)	5.000%	3/1/25	4,000	4,874
New Jersey Economic Development Authority
Revenue (United Methodist Homes Obligated
Group)	4.000%	7/1/24	2,000	2,080
New Jersey Economic Development Authority
Revenue (United Methodist Homes Obligated
Group)	5.000%	7/1/29	2,000	2,164
New Jersey Economic Development Authority
Revenue (West Campus Housing LLC)	5.000%	7/1/35	5,950	6,019

New Jersey Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
New Jersey Economic Development Authority
Revenue (West Campus Housing LLC)	5.000%	7/1/47	7,515	7,479
New Jersey Economic Development Authority
Revenue (Provident Group-Montclair Properties
LLC - Montclair State University Student
Housing Project)	5.000%	6/1/18	1,390	1,481
New Jersey Economic Development Authority
Revenue (Provident Group-Montclair Properties
LLC - Montclair State University Student
Housing Project)	5.375%	6/1/25	1,340	1,494
New Jersey Economic Development Authority
Revenue (Provident Group-Montclair Properties
LLC - Montclair State University Student
Housing Project)	5.750%	6/1/31	1,160	1,294
New Jersey Economic Development Authority
Revenue (Provident Group-Montclair Properties
LLC - Montclair State University Student
Housing Project)	5.875%	6/1/42	8,280	9,189
New Jersey Economic Development Authority
Revenue (Provident Group-Rowan Properties
LLC - Rowan University Housing Project)	5.000%	1/1/30	2,515	2,721
New Jersey Economic Development Authority
Revenue (Provident Group-Rowan Properties
LLC - Rowan University Housing Project)	5.000%	1/1/35	2,000	2,124
New Jersey Economic Development Authority
Revenue (Provident Group-Rowan Properties
LLC - Rowan University Housing Project)	5.000%	1/1/48	12,000	12,515
New Jersey Economic Development Authority
Sublease Revenue (New Jersey Transit Corp.
Light Rail Transit System Project)	5.000%	5/1/18	6,260	6,618
New Jersey Economic Development Authority
Sublease Revenue (New Jersey Transit Corp.
Light Rail Transit System Project)	5.000%	5/1/19	2,580	2,762
New Jersey Educational Facilities Authority
Revenue (College of New Jersey)	5.000%	7/1/19	1,105	1,233
New Jersey Educational Facilities Authority
Revenue (College of New Jersey)	5.000%	7/1/38	1,250	1,377
New Jersey Educational Facilities Authority
Revenue (College of New Jersey)	5.000%	7/1/43	2,500	2,743
New Jersey Educational Facilities Authority
Revenue (Georgian Court University)	5.000%	7/1/27	1,000	1,044
New Jersey Educational Facilities Authority
Revenue (Georgian Court University)	5.000%	7/1/33	1,000	1,046
New Jersey Educational Facilities Authority
Revenue (Higher Education Trust Fund)	5.000%	9/1/19 (4)	5,000	5,020
New Jersey Educational Facilities Authority
Revenue (Higher Education Trust Fund)	5.000%	6/1/21	4,335	4,702
New Jersey Educational Facilities Authority
Revenue (Kean University)	5.000%	7/1/17 (Prere.)	2,585	2,759
New Jersey Educational Facilities Authority
Revenue (Kean University)	5.000%	7/1/17 (Prere.)	3,025	3,228
New Jersey Educational Facilities Authority
Revenue (Kean University)	5.000%	7/1/17 (Prere.)	3,000	3,202
New Jersey Educational Facilities Authority
Revenue (Kean University)	5.000%	7/1/27 (4)	885	1,026

New Jersey Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
New Jersey Educational Facilities Authority
Revenue (Kean University)	5.250%	9/1/29	2,980	3,312
New Jersey Educational Facilities Authority
Revenue (Kean University)	5.500%	9/1/36	12,500	14,040
New Jersey Educational Facilities Authority
Revenue (Montclair State University)	5.000%	7/1/16 (Prere.)	5,000	5,135
New Jersey Educational Facilities Authority
Revenue (Montclair State University)	5.000%	7/1/32	4,920	5,624
New Jersey Educational Facilities Authority
Revenue (Montclair State University)	5.000%	7/1/33	3,170	3,618
New Jersey Educational Facilities Authority
Revenue (Montclair State University)	5.000%	7/1/34	2,000	2,277
New Jersey Educational Facilities Authority
Revenue (Montclair State University)	5.000%	7/1/35	2,100	2,382
New Jersey Educational Facilities Authority
Revenue (Montclair State University)	5.000%	7/1/36	1,150	1,301
New Jersey Educational Facilities Authority
Revenue (Montclair State University)	5.000%	7/1/39	8,000	8,896
New Jersey Educational Facilities Authority
Revenue (New Jersey City University)	5.000%	7/1/40	4,000	4,410
New Jersey Educational Facilities Authority
Revenue (New Jersey City University)	5.000%	7/1/45	1,000	1,094
New Jersey Educational Facilities Authority
Revenue (New Jersey Institute of Technology)	5.000%	7/1/21	2,635	2,986
New Jersey Educational Facilities Authority
Revenue (New Jersey Institute of Technology)	5.000%	7/1/31	1,000	1,121
New Jersey Educational Facilities Authority
Revenue (Princeton University)	5.000%	7/1/20	6,020	6,829
New Jersey Educational Facilities Authority
Revenue (Princeton University)	5.000%	7/1/27	5,000	5,871
New Jersey Educational Facilities Authority
Revenue (Princeton University)	5.000%	7/1/28	1,500	1,863
New Jersey Educational Facilities Authority
Revenue (Princeton University)	5.000%	7/1/28	4,780	5,938
New Jersey Educational Facilities Authority
Revenue (Princeton University)	5.000%	7/1/30	4,090	4,814
New Jersey Educational Facilities Authority
Revenue (Princeton University)	5.000%	7/1/34	2,000	2,349
New Jersey Educational Facilities Authority
Revenue (Princeton University)	4.500%	7/1/35	7,400	7,948
New Jersey Educational Facilities Authority
Revenue (Princeton University)	5.000%	7/1/35	2,000	2,349
New Jersey Educational Facilities Authority
Revenue (Princeton University)	5.000%	7/1/39	3,000	3,365
New Jersey Educational Facilities Authority
Revenue (Ramapo College)	5.000%	7/1/29	1,430	1,596
New Jersey Educational Facilities Authority
Revenue (Ramapo College)	5.000%	7/1/30	1,500	1,666
New Jersey Educational Facilities Authority
Revenue (Ramapo College)	5.000%	7/1/31	1,575	1,742
New Jersey Educational Facilities Authority
Revenue (Ramapo College)	5.000%	7/1/37	2,065	2,255
New Jersey Educational Facilities Authority
Revenue (Ramapo College)	5.000%	7/1/40	2,150	2,370
New Jersey Educational Facilities Authority
Revenue (Ramapo College)	5.000%	7/1/42	2,390	2,597

New Jersey Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
New Jersey Educational Facilities Authority
Revenue (Richard Stockton College)	5.500%	7/1/23	1,265	1,395
New Jersey Educational Facilities Authority
Revenue (Richard Stockton College)	5.375%	7/1/38	8,395	9,093
New Jersey Educational Facilities Authority
Revenue (Rowan University)	5.000%	7/1/16 (Prere.)	405	416
2 New Jersey Educational Facilities Authority
Revenue (Rowan University)	5.000%	7/1/16 (Prere.)	1,450	1,490
New Jersey Educational Facilities Authority
Revenue (Rowan University)	5.000%	7/1/24 (14)	750	770
New Jersey Educational Facilities Authority
Revenue (Seton Hall University)	5.000%	7/1/31	1,165	1,327
New Jersey Educational Facilities Authority
Revenue (Seton Hall University)	5.000%	7/1/33	430	486
New Jersey Educational Facilities Authority
Revenue (Seton Hall University)	5.000%	7/1/33	1,000	1,115
New Jersey Educational Facilities Authority
Revenue (Seton Hall University)	5.000%	7/1/34	850	957
New Jersey Educational Facilities Authority
Revenue (Seton Hall University)	5.000%	7/1/37	1,345	1,502
New Jersey Educational Facilities Authority
Revenue (Seton Hall University)	5.000%	7/1/38	1,200	1,322
New Jersey Educational Facilities Authority
Revenue (Seton Hall University)	5.000%	7/1/43	1,500	1,646
New Jersey Educational Facilities Authority
Revenue (University Medical & Dentistry)	6.250%	12/1/18 (ETM)	420	483
New Jersey Educational Facilities Authority
Revenue (University Medical & Dentistry)	7.125%	6/1/19 (Prere.)	65	78
New Jersey Educational Facilities Authority
Revenue (University Medical & Dentistry)	7.500%	6/1/19 (Prere.)	7,250	8,793
New Jersey Environmental Infrastructure Trust
Revenue	5.000%	9/1/19 (Prere.)	405	462
New Jersey Environmental Infrastructure Trust
Revenue	5.000%	9/1/19 (Prere.)	180	205
New Jersey Environmental Infrastructure Trust
Revenue	5.000%	9/1/19 (Prere.)	135	154
New Jersey Environmental Infrastructure Trust
Revenue	5.000%	9/1/26	2,590	3,216
New Jersey Environmental Infrastructure Trust
Revenue	5.000%	9/1/28	3,690	4,128
New Jersey Equipment Lease Purchase COP	5.000%	6/15/23	3,000	3,227
New Jersey GO	5.000%	8/15/19	5,000	5,573
New Jersey GO	5.000%	6/1/28	2,180	2,492
New Jersey Health Care Facilities Financing
Authority Lease Revenue (Greystone Park
Psychiatric Hospital Project)	5.000%	9/15/27	11,095	11,811
New Jersey Health Care Facilities Financing
Authority Lease Revenue (Marlboro Psychiatric
Hospital Project)	5.000%	9/15/33	5,085	5,260
New Jersey Health Care Facilities Financing
Authority Revenue (AHS Hospital Corp.)	5.000%	7/1/18	4,095	4,471
New Jersey Health Care Facilities Financing
Authority Revenue (AHS Hospital Corp.)	5.000%	7/1/27	2,195	2,371
New Jersey Health Care Facilities Financing
Authority Revenue (AHS Hospital Corp.)	5.500%	7/1/31	95	111

New Jersey Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
New Jersey Health Care Facilities Financing
Authority Revenue (AHS Hospital Corp.)	6.000%	7/1/41	1,500	1,772
New Jersey Health Care Facilities Financing
Authority Revenue (AtlantiCare Regional
Medical Center)	5.000%	7/1/23	2,675	2,822
New Jersey Health Care Facilities Financing
Authority Revenue (AtlantiCare Regional
Medical Center)	5.000%	7/1/26	2,780	2,919
New Jersey Health Care Facilities Financing
Authority Revenue (AtlantiCare Regional
Medical Center)	5.000%	7/1/37	10,000	10,439
New Jersey Health Care Facilities Financing
Authority Revenue (Barnabas Health)	5.000%	7/1/44	22,650	24,642
New Jersey Health Care Facilities Financing
Authority Revenue (Hackensack University
Medical Center)	5.000%	1/1/19	2,170	2,368
New Jersey Health Care Facilities Financing
Authority Revenue (Hackensack University
Medical Center)	5.000%	1/1/20	3,000	3,333
New Jersey Health Care Facilities Financing
Authority Revenue (Hackensack University
Medical Center)	5.125%	1/1/21	15,000	15,975
New Jersey Health Care Facilities Financing
Authority Revenue (Hackensack University
Medical Center)	5.000%	1/1/22	3,500	3,884
New Jersey Health Care Facilities Financing
Authority Revenue (Hackensack University
Medical Center)	5.000%	1/1/28	3,500	3,834
New Jersey Health Care Facilities Financing
Authority Revenue (Hackensack University
Medical Center)	5.000%	1/1/34	2,000	2,165
New Jersey Health Care Facilities Financing
Authority Revenue (Holy Name Medical Center)	5.000%	7/1/25	3,215	3,425
New Jersey Health Care Facilities Financing
Authority Revenue (Hospital Asset
Transformation Program)	5.500%	10/1/23	10,000	10,819
New Jersey Health Care Facilities Financing
Authority Revenue (Hospital Asset
Transformation Program)	5.750%	10/1/31	2,505	2,766
New Jersey Health Care Facilities Financing
Authority Revenue (Hospital Capital Asset
Pooled Program) VRDO	0.010%	12/7/15 LOC	2,200	2,200
New Jersey Health Care Facilities Financing
Authority Revenue (Hospital Capital Asset
Pooled Program) VRDO	0.010%	12/7/15 LOC	5,600	5,600
New Jersey Health Care Facilities Financing
Authority Revenue (Hunterdon Medical Center
Obligated Group)	5.000%	7/1/31	700	782
New Jersey Health Care Facilities Financing
Authority Revenue (Hunterdon Medical Center
Obligated Group)	5.000%	7/1/32	800	888
New Jersey Health Care Facilities Financing
Authority Revenue (Hunterdon Medical Center
Obligated Group)	5.000%	7/1/33	1,585	1,753

New Jersey Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
New Jersey Health Care Facilities Financing
Authority Revenue (Hunterdon Medical Center
Obligated Group)	5.000%	7/1/34	1,415	1,563
New Jersey Health Care Facilities Financing
Authority Revenue (Hunterdon Medical Center
Obligated Group)	5.000%	7/1/45	4,050	4,444
New Jersey Health Care Facilities Financing
Authority Revenue (Hunterdon Medical Center)	5.250%	7/1/16 (Prere.)	1,200	1,235
New Jersey Health Care Facilities Financing
Authority Revenue (Kennedy Health Systems)	5.000%	7/1/31	2,910	3,193
New Jersey Health Care Facilities Financing
Authority Revenue (Kennedy Health Systems)	5.000%	7/1/37	4,960	5,358
New Jersey Health Care Facilities Financing
Authority Revenue (Kennedy Health Systems)	5.000%	7/1/42	1,750	1,886
New Jersey Health Care Facilities Financing
Authority Revenue (Meridian Health System
Obligated Group)	5.000%	7/1/24	5,000	5,876
New Jersey Health Care Facilities Financing
Authority Revenue (Meridian Health System
Obligated Group)	5.000%	7/1/25	2,000	2,336
New Jersey Health Care Facilities Financing
Authority Revenue (Meridian Health System
Obligated Group)	5.000%	7/1/26	2,225	2,580
New Jersey Health Care Facilities Financing
Authority Revenue (Meridian Health System
Obligated Group)	5.000%	7/1/27	1,310	1,503
New Jersey Health Care Facilities Financing
Authority Revenue (Meridian Health System
Obligated Group)	5.000%	7/1/27	3,635	4,187
New Jersey Health Care Facilities Financing
Authority Revenue (Meridian Health System
Obligated Group)	5.000%	7/1/32	2,000	2,238
New Jersey Health Care Facilities Financing
Authority Revenue (Meridian Health System
Obligated Group)	5.000%	7/1/38 (12)	570	602
New Jersey Health Care Facilities Financing
Authority Revenue (Meridian Health System
Obligated Group)	5.000%	7/1/38 (12)	4,170	4,406
1 New Jersey Health Care Facilities Financing
Authority Revenue (Meridian V) TOB VRDO	0.160%	12/7/15 (12)	4,455	4,455
New Jersey Health Care Facilities Financing
Authority Revenue (Palisades Medical Center
Obligated Group)	5.000%	7/1/26	2,070	2,280
New Jersey Health Care Facilities Financing
Authority Revenue (Palisades Medical Center
Obligated Group)	5.250%	7/1/31	2,000	2,198
New Jersey Health Care Facilities Financing
Authority Revenue (Palisades Medical Center
Obligated Group)	5.500%	7/1/43	6,530	7,233
New Jersey Health Care Facilities Financing
Authority Revenue (Robert Wood Johnson
University)	5.000%	7/1/31	5,500	6,065
New Jersey Health Care Facilities Financing
Authority Revenue (Robert Wood Johnson
University)	5.000%	7/1/32	1,000	1,127

New Jersey Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
New Jersey Health Care Facilities Financing
Authority Revenue (Robert Wood Johnson
University)	5.000%	7/1/33	2,150	2,416
New Jersey Health Care Facilities Financing
Authority Revenue (Robert Wood Johnson
University)	5.000%	7/1/34	1,200	1,345
New Jersey Health Care Facilities Financing
Authority Revenue (Robert Wood Johnson
University)	5.250%	7/1/35	7,000	7,944
New Jersey Health Care Facilities Financing
Authority Revenue (Robert Wood Johnson
University)	5.000%	7/1/39	3,500	3,873
New Jersey Health Care Facilities Financing
Authority Revenue (Robert Wood Johnson
University)	5.000%	7/1/43	4,000	4,415
New Jersey Health Care Facilities Financing
Authority Revenue (Robert Wood Johnson
University)	5.500%	7/1/43	8,000	9,207
New Jersey Health Care Facilities Financing
Authority Revenue (St. Barnabas Health Care
System)	0.000%	7/1/21 (ETM)	1,260	1,150
New Jersey Health Care Facilities Financing
Authority Revenue (St. Barnabas Health Care
System)	5.000%	7/1/24	2,000	2,264
New Jersey Health Care Facilities Financing
Authority Revenue (St. Barnabas Health Care
System)	5.000%	7/1/29	1,000	1,026
New Jersey Health Care Facilities Financing
Authority Revenue (St. Barnabas Health Care
System)	5.625%	7/1/32	2,330	2,692
New Jersey Health Care Facilities Financing
Authority Revenue (St. Barnabas Health Care
System)	5.625%	7/1/37	5,260	6,012
New Jersey Health Care Facilities Financing
Authority Revenue (St. Joseph’s Healthcare
System)	6.625%	7/1/38	4,440	4,908
New Jersey Health Care Facilities Financing
Authority Revenue (St. Luke’s Warren Hospital
Obligated Group)	4.500%	8/15/43	5,800	5,983
New Jersey Health Care Facilities Financing
Authority Revenue (Trinitas Hospital Obligated
Group)	5.250%	7/1/30	250	261
New Jersey Health Care Facilities Financing
Authority Revenue (Trinitas Hospital Obligated
Group)	5.250%	7/1/30 (9)	2,170	2,267
New Jersey Health Care Facilities Financing
Authority Revenue (Virtua Health)	5.000%	7/1/26	7,600	8,874
New Jersey Health Care Facilities Financing
Authority Revenue (Virtua Health)	5.000%	7/1/27	4,000	4,639
New Jersey Health Care Facilities Financing
Authority Revenue (Virtua Health)	5.000%	7/1/28	3,000	3,445
New Jersey Health Care Facilities Financing
Authority Revenue (Virtua Health)	5.000%	7/1/29	2,410	2,752
New Jersey Health Care Facilities Financing
Authority Revenue (Virtua Health)	5.750%	7/1/33	3,010	3,393

New Jersey Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
New Jersey Health Care Facilities Financing
Authority Revenue (Virtua Health)	5.500%	7/1/38 (12)	3,210	3,598
New Jersey Health Care Facilities Financing
Authority Revenue (Virtua Health) VRDO	0.010%	12/7/15 LOC	4,500	4,500
New Jersey Higher Education Assistance
Authority Student Loan Revenue	5.000%	6/1/19	1,075	1,186
New Jersey Higher Education Assistance
Authority Student Loan Revenue	4.750%	12/1/21	3,665	3,901
New Jersey Higher Education Assistance
Authority Student Loan Revenue	5.000%	12/1/25	1,095	1,153
New Jersey Higher Education Assistance
Authority Student Loan Revenue	5.000%	12/1/26	1,100	1,155
New Jersey Higher Education Assistance
Authority Student Loan Revenue	5.625%	6/1/30	7,175	7,901
New Jersey Housing & Mortgage Finance
Agency Single Family Housing Revenue	4.250%	10/1/32	3,160	3,305
New Jersey Housing & Mortgage Finance
Agency Single Family Housing Revenue	6.500%	10/1/38	420	435
New Jersey Housing & Mortgage Finance
Agency Single Family Housing Revenue VRDO	0.010%	12/7/15	1,000	1,000
New Jersey Housing & Mortgage Finance
Agency Single Family Housing Revenue VRDO	0.010%	12/7/15	6,800	6,800
New Jersey Housing & Mortgage Finance
Agency Single Family Housing Revenue VRDO	0.020%	12/7/15	5,830	5,830
New Jersey Housing & Mortgage Finance
Agency Single Family Housing Revenue VRDO	0.030%	12/7/15	8,875	8,875
New Jersey Institute of Technology Revenue	5.000%	7/1/32	1,500	1,681
New Jersey Institute of Technology Revenue	5.000%	7/1/40	6,910	7,742
New Jersey Institute of Technology Revenue	5.000%	7/1/42	5,000	5,518
New Jersey Institute of Technology Revenue	5.000%	7/1/45	9,090	10,021
New Jersey Sports & Exposition Authority
Revenue	5.500%	3/1/17 (ETM)	250	265
New Jersey Sports & Exposition Authority
Revenue	5.500%	3/1/17 (ETM)	385	408
New Jersey Sports & Exposition Authority
Revenue	5.500%	3/1/17 (14)	5,120	5,379
New Jersey Sports & Exposition Authority
Revenue (Convention Center Luxury Tax)	5.500%	3/1/21 (ETM)	3,000	3,626
New Jersey Transportation Corp. GAN	5.000%	9/15/19	5,000	5,510
New Jersey Transportation Trust Fund Authority
Transportation Program Revenue	5.000%	6/15/24	2,500	2,672
New Jersey Transportation Trust Fund Authority
Transportation Program Revenue	5.000%	6/15/25	4,500	4,791
New Jersey Transportation Trust Fund Authority
Transportation Program Revenue	5.000%	6/15/27	11,245	11,966
New Jersey Transportation Trust Fund Authority
Transportation Program Revenue	5.250%	6/15/31	1,500	1,598
New Jersey Transportation Trust Fund Authority
Transportation Program Revenue	5.000%	6/15/32	10,000	10,343
New Jersey Transportation Trust Fund Authority
Transportation Program Revenue	5.000%	6/15/33	9,500	9,799
3 New Jersey Transportation Trust Fund Authority
Transportation Program Revenue	4.750%	6/15/38	2,850	2,854
New Jersey Transportation Trust Fund Authority
Transportation Program Revenue	5.000%	6/15/38	10,550	10,770

New Jersey Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
New Jersey Transportation Trust Fund Authority
Transportation Program Revenue	5.000%	6/15/38	6,105	6,217
New Jersey Transportation Trust Fund Authority
Transportation Program Revenue	5.500%	6/15/39	5,400	5,803
3 New Jersey Transportation Trust Fund Authority
Transportation Program Revenue	5.250%	6/15/41	7,700	8,083
New Jersey Transportation Trust Fund Authority
Transportation Program Revenue	5.000%	6/15/44	3,585	3,653
4 New Jersey Transportation Trust Fund Authority
Transportation Program Revenue PUT	1.210%	12/15/21	7,000	6,784
2 New Jersey Transportation Trust Fund Authority
Transportation System Revenue	6.000%	12/15/18 (Prere.)	1,740	2,001
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	5.750%	6/15/20	5,000	5,470
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	5.250%	12/15/20	5,205	5,708
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	5.250%	12/15/22	2,500	2,761
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	5.500%	12/15/22	4,730	5,296
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	0.000%	12/15/23	3,900	2,733
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	5.750%	6/15/24 (14)	4,900	5,753
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	5.750%	6/15/25 (14)	7,000	8,255
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	0.000%	12/15/26	4,915	2,890
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	0.000%	12/15/26 (2)	2,000	1,185
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	5.000%	6/15/27	5,000	5,260
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	5.125%	6/15/28	5,245	5,508
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	0.000%	12/15/28	3,855	2,030
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	5.000%	6/15/29	2,785	2,926
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	0.000%	12/15/29	7,360	3,654
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	0.000%	12/15/29 (4)	6,970	3,551
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	5.250%	6/15/30	3,065	3,241
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	0.000%	12/15/30	6,000	2,792
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	5.250%	6/15/31	5,395	5,689
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	5.500%	6/15/31	6,000	6,419
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	0.000%	12/15/31	11,500	5,008
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	5.000%	6/15/32	6,500	6,764
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	5.250%	6/15/32	5,000	5,306

New Jersey Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	0.000%	12/15/32 (4)	8,000	3,477
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	0.000%	12/15/32	7,000	2,880
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	0.000%	12/15/33	5,000	1,932
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	0.000%	12/15/33	3,000	1,159
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	0.000%	12/15/34	8,210	2,976
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	6.000%	6/15/35	385	430
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	0.000%	12/15/35	13,235	4,512
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	5.250%	6/15/36	3,000	3,133
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	0.000%	12/15/36	11,675	3,728
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	0.000%	12/15/37	1,165	349
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	0.000%	12/15/38	15,000	4,230
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	5.500%	12/15/38 (12)	6,900	7,514
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	6.000%	12/15/38	3,360	3,686
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	5.500%	6/15/41	8,000	8,521
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	5.000%	6/15/42	16,535	16,798
1 New Jersey Transportation Trust Fund Authority
Transportation System Revenue TOB VRDO	0.120%	12/7/15 (4)	4,930	4,930
1 New Jersey Transportation Trust Fund Authority
Transportation System Revenue TOB VRDO	0.130%	12/7/15 LOC	3,820	3,820
New Jersey Turnpike Authority Revenue	6.500%	1/1/16 (ETM)	1,065	1,071
New Jersey Turnpike Authority Revenue	6.500%	1/1/16 (ETM)	6,720	6,757
New Jersey Turnpike Authority Revenue	6.500%	1/1/16 (14)	8,335	8,380
New Jersey Turnpike Authority Revenue	6.500%	1/1/16 (ETM)	1,560	1,569
New Jersey Turnpike Authority Revenue	5.250%	1/1/26 (4)	4,000	4,927
New Jersey Turnpike Authority Revenue	5.000%	1/1/31	5,000	5,635
New Jersey Turnpike Authority Revenue	5.000%	1/1/32	3,000	3,443
New Jersey Turnpike Authority Revenue	5.000%	1/1/33	8,500	9,536
New Jersey Turnpike Authority Revenue	5.000%	1/1/33	3,000	3,435
New Jersey Turnpike Authority Revenue	5.000%	1/1/34	3,000	3,428
New Jersey Turnpike Authority Revenue	5.000%	1/1/35	5,000	5,544
New Jersey Turnpike Authority Revenue	5.000%	1/1/35	6,400	7,099
New Jersey Turnpike Authority Revenue	5.150%	1/1/35 (2)	8,500	8,839
New Jersey Turnpike Authority Revenue	5.000%	1/1/36	3,500	3,830
New Jersey Turnpike Authority Revenue	5.000%	1/1/38	17,355	19,251
New Jersey Turnpike Authority Revenue	5.250%	1/1/40	10,000	10,958
New Jersey Turnpike Authority Revenue	5.000%	1/1/43	8,595	9,496
New Jersey Turnpike Authority Revenue	4.000%	1/1/45	3,000	3,063
New Jersey Turnpike Authority Revenue	5.000%	1/1/45	5,000	5,579
Newark NJ Housing Authority Port Authority-
Port Newark Marine Terminal Revenue
(City of Newark Redevelopment Projects)	4.375%	1/1/37 (14)	100	101

New Jersey Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Ocean County NJ Utility Authority Wastewater
Revenue	6.600%	1/1/18 (ETM)	1,255	1,334
Passaic Valley NJ Sewage Commissioners Sewer
System Revenue	5.750%	12/1/19	1,680	1,924
Passaic Valley NJ Water Commission Revenue	5.000%	12/15/32 (4)	1,385	1,578
Port Authority of New York & New Jersey
Revenue	5.375%	3/1/28	1,280	1,572
Port Authority of New York & New Jersey
Revenue	4.500%	7/15/28	4,000	4,296
Port Authority of New York & New Jersey
Revenue	5.000%	10/15/28	4,000	4,875
Port Authority of New York & New Jersey
Revenue	5.000%	3/1/29	4,500	4,995
Port Authority of New York & New Jersey
Revenue	5.000%	10/15/30	3,000	3,586
Port Authority of New York & New Jersey
Revenue	5.000%	7/15/31	3,395	3,892
Port Authority of New York & New Jersey
Revenue	5.000%	7/15/31	5,140	5,914
Port Authority of New York & New Jersey
Revenue	5.000%	7/15/32	3,500	4,008
Port Authority of New York & New Jersey
Revenue	5.000%	10/15/32	6,625	7,535
Port Authority of New York & New Jersey
Revenue	4.750%	7/15/33	3,500	3,795
Port Authority of New York & New Jersey
Revenue	5.000%	9/1/33	5,500	6,424
Port Authority of New York & New Jersey
Revenue	5.000%	10/15/33	1,250	1,420
Port Authority of New York & New Jersey
Revenue	5.000%	5/1/34	3,000	3,412
Port Authority of New York & New Jersey
Revenue	5.000%	12/1/34	7,000	8,185
Port Authority of New York & New Jersey
Revenue	5.000%	5/1/35	3,000	3,402
Port Authority of New York & New Jersey
Revenue	5.000%	7/15/35	6,500	7,397
Port Authority of New York & New Jersey
Revenue	5.000%	9/15/36	3,400	3,828
Port Authority of New York & New Jersey
Revenue	5.000%	7/15/39	13,250	14,990
Port Authority of New York & New Jersey
Revenue	5.000%	9/1/39	4,090	4,712
Port Authority of New York & New Jersey
Revenue	5.000%	1/15/41	16,065	18,074
Port Authority of New York & New Jersey
Revenue	5.000%	10/15/41	3,000	3,465
Port Authority of New York & New Jersey
Revenue	4.000%	10/15/45	2,500	2,599
Port Authority of New York & New Jersey
Revenue	5.250%	10/15/55	5,250	6,054
Port Authority of New York & New Jersey
Special Obligation Revenue (John F. Kennedy
International Air Terminal LLC)	5.500%	12/1/31	5,000	5,737

New Jersey Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Port Authority of New York & New Jersey
Special Obligation Revenue (John F. Kennedy
International Air Terminal LLC)	6.000%	12/1/36	3,000	3,500
Port Authority of New York & New Jersey
Special Obligation Revenue (John F. Kennedy
International Air Terminal LLC)	6.000%	12/1/42	5,000	5,834
Rutgers State University New Jersey Revenue	5.000%	5/1/28	4,000	4,706
Rutgers State University New Jersey Revenue	5.000%	5/1/30	5,000	5,790
Rutgers State University New Jersey Revenue	5.000%	5/1/33	7,000	8,005
Rutgers State University New Jersey Revenue	5.000%	5/1/36	3,000	3,399
Rutgers State University New Jersey Revenue	5.000%	5/1/38	5,460	6,158
Rutgers State University New Jersey Revenue	5.000%	5/1/43	13,650	15,309
1 Rutgers State University New Jersey Revenue
TOB VRDO	0.020%	12/7/15	3,750	3,750
Rutgers State University New Jersey Revenue
VRDO	0.010%	12/1/15	3,100	3,100
Rutgers State University New Jersey Revenue
VRDO	0.010%	12/1/15	30,315	30,315
South Jersey Transportation Authority New
Jersey Transportation System Revenue	5.000%	11/1/20	2,145	2,367
South Jersey Transportation Authority New
Jersey Transportation System Revenue	5.000%	11/1/21	3,000	3,335
South Jersey Transportation Authority New
Jersey Transportation System Revenue	5.000%	11/1/22	2,780	3,111
South Jersey Transportation Authority New
Jersey Transportation System Revenue	5.000%	11/1/25	4,000	4,403
South Jersey Transportation Authority New
Jersey Transportation System Revenue	5.000%	11/1/26	5,000	5,471
South Jersey Transportation Authority New
Jersey Transportation System Revenue	5.000%	11/1/27	2,960	3,209
South Jersey Transportation Authority New
Jersey Transportation System Revenue	5.000%	11/1/28	4,185	4,489
South Jersey Transportation Authority New
Jersey Transportation System Revenue	5.000%	11/1/29	2,000	2,138
South Jersey Transportation Authority New
Jersey Transportation System Revenue	5.000%	11/1/39	5,000	5,306
Sparta Township NJ Board of Education GO	5.000%	2/15/34	1,000	1,155
Sparta Township NJ Board of Education GO	5.000%	2/15/35	1,400	1,612
Tobacco Settlement Financing Corp. New
Jersey Revenue	4.500%	6/1/23	15,895	16,127
Tobacco Settlement Financing Corp. New
Jersey Revenue	0.000%	6/1/41	25,000	6,333
Tobacco Settlement Financing Corp. New
Jersey Revenue	5.000%	6/1/41	7,500	6,052
Union County NJ Improvement Authority
Lease Revenue (Family Court Building Project)	5.000%	5/1/42	5,000	5,571
Union County NJ Utilities Authority Revenue	5.000%	6/15/41	4,000	4,444
				1,935,612
Virgin Islands (0.8%)
Virgin Islands Public Finance Authority Revenue	5.000%	10/1/24	3,000	3,399
Virgin Islands Public Finance Authority Revenue	5.000%	10/1/25	5,500	5,956
Virgin Islands Public Finance Authority Revenue	5.000%	10/1/39	6,000	6,342
				15,697

New Jersey Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Guam (0.4%)
Guam Government Business Privilege Tax
Revenue	5.000%	11/15/39	2,200	2,425
Guam Government Waterworks Authority Water
& Waste Water System Revenue	5.500%	7/1/43	3,000	3,382
Guam Power Authority Revenue	5.000%	10/1/27	1,135	1,288
Guam Power Authority Revenue	5.000%	10/1/29	1,355	1,518
				8,613
Puerto Rico (0.1%)
Puerto Rico Public Finance Corp. Revenue	6.000%	8/1/26 (ETM)	720	960
Total Tax-Exempt Municipal Bonds (Cost $1,887,477)				1,960,882

Amount
($000)
Other Assets and Liabilities (0.9%)
Other Assets
Investment in Vanguard	172
Receivables for Investment Securities Sold	4,175
Receivables for Accrued Income	29,468
Receivables for Capital Shares Issued	1,788
Other Assets	318
Total Other Assets	35,921
Liabilities
Payables for Investment Securities Purchased	(13,684)
Payables for Capital Shares Redeemed	(258)
Payables for Distributions	(1,531)
Payables to Vanguard	(2,268)
Other Liabilities	(8)
Total Liabilities	(17,749)
Net Assets (100%)	1,979,054

New Jersey Long-Term Tax-Exempt Fund

At November 30, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	1,902,829
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	2,818
Unrealized Appreciation (Depreciation)
Investment Securities	73,405
Futures Contracts	2
Net Assets	1,979,054

Investor Shares—Net Assets
Applicable to 20,113,817 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	241,417
Net Asset Value Per Share—Investor Shares	$12.00

Admiral Shares—Net Assets
Applicable to 144,771,972 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,737,637
Net Asset Value Per Share—Admiral Shares	$12.00

• See Note A in Notes to Financial Statements.
1 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2015, the aggregate value of these securities was $19,760,000, representing 1.0% of net assets.
2 Securities with a value of $448,000 have been segregated as initial margin for open futures contracts.
3 Security purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of November 30, 2015.
4 Adjustable-rate security.
A key to abbreviations and other references follows the Statement of Net Assets.
See accompanying Notes, which are an integral part of the Financial Statements.

New Jersey Long-Term Tax-Exempt Fund

Key to Abbreviations

ARS—Auction Rate Security.
BAN—Bond Anticipation Note.
COP—Certificate of Participation.
CP—Commercial Paper.
FR—Floating Rate.
GAN—Grant Anticipation Note.
GO—General Obligation Bond.
PILOT—Payments in Lieu of Taxes.
PUT—Put Option Obligation.
RAN—Revenue Anticipation Note.
TAN—Tax Anticipation Note.
TOB—Tender Option Bond.
TRAN—Tax Revenue Anticipation Note.
VRDO—Variable Rate Demand Obligation.
VRDP—Variable Rate Demand Preferred.
(ETM)—Escrowed to Maturity.
(Prere.)—Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Investors Assurance).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) AGM (Assured Guaranty Municipal Corporation).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
(8) CapMAC (Capital Markets Assurance Corporation).
(9) American Capital Access Financial Guaranty Corporation.
(10) XL Capital Assurance Inc.
(11) CIFG (CDC IXIS Financial Guaranty).
(12) AGC (Assured Guaranty Corporation).
(13) BHAC (Berkshire Hathaway Assurance Corporation).
(14) NPFG (National Public Finance Guarantee Corporation).
(15) BAM (Build America Mutual Assurance Company).
(16) MAC (Municipal Assurance Corporation).
(17) RAA (Radian Asset Assurance Inc).
The insurance does not guarantee the market value of the municipal bonds.

LOC—Scheduled principal and interest payments are guaranteed by bank letter of credit.

New Jersey Long-Term Tax-Exempt Fund

Statement of Operations

Year Ended
November 30, 2015
($000)
Investment Income
Income
Interest	74,815
Total Income	74,815
Expenses
The Vanguard Group—Note B
Investment Advisory Services	207
Management and Administrative—Investor Shares	403
Management and Administrative—Admiral Shares	1,702
Marketing and Distribution—Investor Shares	51
Marketing and Distribution—Admiral Shares	168
Custodian Fees	23
Auditing Fees	34
Shareholders’ Reports—Investor Shares	6
Shareholders’ Reports—Admiral Shares	5
Trustees’ Fees and Expenses	1
Total Expenses	2,600
Net Investment Income	72,215
Realized Net Gain (Loss)
Investment Securities Sold	4,885
Futures Contracts	(214)
Realized Net Gain (Loss)	4,671
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(32,772)
Futures Contracts	2
Change in Unrealized Appreciation (Depreciation)	(32,770)
Net Increase (Decrease) in Net Assets Resulting from Operations	44,116

See accompanying Notes, which are an integral part of the Financial Statements.

New Jersey Long-Term Tax-Exempt Fund

Statement of Changes in Net Assets

	Year Ended November 30,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	72,215	71,133
Realized Net Gain (Loss)	4,671	8,890
Change in Unrealized Appreciation (Depreciation)	(32,770)	84,256
Net Increase (Decrease) in Net Assets Resulting from Operations	44,116	164,279
Distributions
Net Investment Income
Investor Shares	(8,722)	(8,837)
Admiral Shares	(63,493)	(62,296)
Realized Capital Gain[1]
Investor Shares	(1,060)	(452)
Admiral Shares	(7,567)	(3,042)
Total Distributions	(80,842)	(74,627)
Capital Share Transactions
Investor Shares	(393)	(11,024)
Admiral Shares	14,532	28,734
Net Increase (Decrease) from Capital Share Transactions	14,139	17,710
Total Increase (Decrease)	(22,587)	107,362
Net Assets
Beginning of Period	2,001,641	1,894,279
End of Period[2]	1,979,054	2,001,641

1 Includes fiscal 2015 and 2014 short-term gain distributions totaling $2,329,000 and $204,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $0 and $0.

See accompanying Notes, which are an integral part of the Financial Statements.

New Jersey Long-Term Tax-Exempt Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended November 30,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$12.22	$11.66	$12.57	$11.73	$11.58
Investment Operations
Net Investment Income	. 427.431		.433	.439	.471
Net Realized and Unrealized Gain (Loss)
on Investments	(.167)	.582	(.910)	.840	.150
Total from Investment Operations	.260	1.013	(.477)	1.279	.621
Distributions
Dividends from Net Investment Income	(.427)	(.431)	(.433)	(.439)	(.471)
Distributions from Realized Capital Gains	(.053)	(.022)	—	—	—
Total Distributions	(.480)	(.453)	(.433)	(.439)	(.471)
Net Asset Value, End of Period	$12.00	$12.22	$11.66	$12.57	$11.73

Total Return[1]	2.17%	8.82%	-3.83%	11.07%	5.54%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$241	$246	$246	$303	$294
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	3.54%	3.58%	3.60%	3.62%	4.11%
Portfolio Turnover Rate	25%	20%	35%	17%	12%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

New Jersey Long-Term Tax-Exempt Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended November 30,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$12.22	$11.66	$12.57	$11.73	$11.58
Investment Operations
Net Investment Income	. 436.441		.442	.449	.480
Net Realized and Unrealized Gain (Loss)
on Investments	(.167)	.582	(.910)	.840	.150
Total from Investment Operations	.269	1.023	(.468)	1.289	.630
Distributions
Dividends from Net Investment Income	(.436)	(.441)	(.442)	(. 449)	(.480)
Distributions from Realized Capital Gains	(.053)	(.022)	—	—	—
Total Distributions	(.489)	(.463)	(.442)	(. 449)	(.480)
Net Asset Value, End of Period	$12.00	$12.22	$11.66	$12.57	$11.73

Total Return[1]	2.25%	8.91%	-3.75%	11.15%	5.62%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,738	$1,755	$1,648	$1,874	$1,649
Ratio of Total Expenses to Average Net Assets	0.12%	0.12%	0.12%	0.12%	0.12%
Ratio of Net Investment Income to
Average Net Assets	3.62%	3.66%	3.68%	3.70%	4.19%
Portfolio Turnover Rate	25%	20%	35%	17%	12%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

New Jersey Long-Term Tax-Exempt Fund

Notes to Financial Statements

Vanguard New Jersey Long-Term Tax-Exempt Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates.

The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended November 30, 2015, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (November 30, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

New Jersey Long-Term Tax-Exempt Fund

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at November 30, 2015, or at any time during the period then ended.

6. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At November 30, 2015, the fund had contributed to Vanguard capital in the amount of $172,000, representing 0.01% of the fund’s net assets and 0.07% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

New Jersey Long-Term Tax-Exempt Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of November 30, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Tax-Exempt Municipal Bonds	—	1,960,882	—
Futures Contracts—Assets[1]	5	—	—
Futures Contracts—Liabilities[1]	(6)	—	—
Total	(1)	1,960,882	—
1 Represents variation margin on the last day of the reporting period.

D. At November 30, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
5-Year U.S. Treasury Note	March 2016	72	8,545	2

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $732,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at November 30, 2015, the fund had $3,431,000 of long-term capital gains available for distribution.

New Jersey Long-Term Tax-Exempt Fund

At November 30, 2015, the cost of investment securities for tax purposes was $1,888,089,000. Net unrealized appreciation of investment securities for tax purposes was $72,793,000, consisting of unrealized gains of $85,269,000 on securities that had risen in value since their purchase and $12,476,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended November 30, 2015, the fund purchased $469,065,000 of investment securities and sold $484,635,000 of investment securities, other than temporary cash investments.

G. Capital share transactions for each class of shares were:

	Year Ended November 30,
	2015		2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	43,213	3,577	45,238	3,773
Issued in Lieu of Cash Distributions	8,020	665	7,598	632
Redeemed	(51,626)	(4,301)	(63,860)	(5,325)
Net Increase (Decrease)—Investor Shares	(393)	(59)	(11,024)	(920)
Admiral Shares
Issued	177,646	14,716	175,302	14,601
Issued in Lieu of Cash Distributions	52,339	4,340	48,121	4,004
Redeemed	(215,453)	(17,954)	(194,689)	(16,295)
Net Increase (Decrease) —Admiral Shares	14,532	1,102	28,734	2,310

H. Management has determined that no material events or transactions occurred subsequent to November 30, 2015, that would require recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard New Jersey Tax-Free Funds and the Shareholders of Vanguard New Jersey Tax-Exempt Money Market Fund and Vanguard New Jersey Long-Term Tax-Exempt Fund:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard New Jersey Tax-Exempt Money Market Fund and Vanguard New Jersey Long-Term Tax-Exempt Fund (constituting Vanguard New Jersey Tax-Free Funds, hereafter referred to as the “Funds”) at November 30, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2015 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
January 13, 2016

Special 2015 tax information (unaudited) for Vanguard New Jersey Tax-Exempt Funds

This information for the fiscal year ended November 30, 2015, is included pursuant to provisions of the Internal Revenue Code.

The Long-Term Tax-Exempt Fund distributed $7,030,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

Each fund designates 100% of its income dividends as exempt-interest dividends.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended November 30, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	5/31/2015	11/30/2015	Period
Based on Actual Fund Return
New Jersey Tax-Exempt Money Market Fund	$1,000.00	$1,000.05	$0.40
New Jersey Long-Term Tax-Exempt Fund
Investor Shares	$1,000.00	$1,026.57	$1.07
Admiral Shares	1,000.00	1,026.97	0.66
Based on Hypothetical 5% Yearly Return
New Jersey Tax-Exempt Money Market Fund	$1,000.00	$1,024.67	$0.41
New Jersey Long-Term Tax-Exempt Fund
Investor Shares	$1,000.00	$1,024.02	$1.07
Admiral Shares	1,000.00	1,024.42	0.66

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the New Jersey Tax-Exempt Money Market Fund, 0.08%; and for the New Jersey Long-Term Tax-Exempt Fund, 0.21% for
Investor Shares and 0.13% for Admiral Shares. (The six-month expense ratio for the New Jersey Tax-Exempt Money Market Fund reflects a temporary reduction in operating expenses, described in Note B of the Notes to Financial Statements. Before the reduction, the fund’s annualized six-month expense ratio was 0.16%.) The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).

Glossary

7-Day SEC Yield and 30-Day SEC Yield. A money market fund’s 7-day SEC yield is calculated by annualizing its income distributions for the previous seven days, as required by the U.S. Securities and Exchange Commission. For other funds, 30-day SEC yield is derived using a formula specified by the commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Stated Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid using the maturity date of the security. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average stated maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Weighted Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid. The figure reflects the proportion of fund assets represented by each security.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. For Vanguard money market funds, the Distribution by Credit Quality table includes tier ratings for consistency with SEC Rule 2a-7 under the Investment Company Act of 1940, which governs money market funds. A First Tier security is one that is eligible for money market funds and has been rated in the highest short-term rating category for debt obligations by the requisite nationally recognized statistical rating organizations. Credit-quality ratings are obtained from Moody’s, Fitch, and S&P. For securities rated by all three agencies, where two of them are in agreement and assign the highest rating category, the highest rating applies. If a security is only rated by two agencies, and their ratings are in different categories, the lower of the ratings applies. An unrated security is First Tier if it represents quality comparable to that of a rated security, as determined in accordance with SEC Rule 2a-7. A Second Tier security is one that is eligible for money market funds and is not a First Tier security. For Vanguard tax-exempt bond funds, credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is used. ”Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

Benchmark Information

Spliced New Jersey Tax-Exempt Money Market Funds Average: New Jersey Tax-Exempt Money
Market Funds Average through August 31, 2013; Other States Tax-Exempt Money Market Funds
Average thereafter.

This page intentionally left blank.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 194 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), Hewlett-Packard Co. (electronic computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at New
President of The Vanguard Group, and of each of	Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and	appointments in the Department of Philosophy, School
Other Experience: Executive Chief Staff and	of Arts and Sciences, and at the Graduate School of
Marketing Officer for North America and Corporate	Education, University of Pennsylvania; Trustee of the
Vice President (retired 2008) of Xerox Corporation	National Constitution Center; Chair of the Presidential
(document management products and services);	Commission for the Study of Bioethical Issues.
Executive in Residence and 2009–2010 Distinguished
Minett Professor at the Rochester Institute of	JoAnn Heffernan Heisen
Technology; Director of SPX Corporation (multi-industry	Born 1950. Trustee Since July 1998. Principal
manufacturing), the United Way of Rochester, the	Occupation(s) During the Past Five Years and
University of Rochester Medical Center, Monroe	Other Experience: Corporate Vice President and
Community College Foundation, and North Carolina	Chief Global Diversity Officer (retired 2008) and
A&T University.	Member of the Executive Committee (1997–2008)
of Johnson & Johnson (pharmaceuticals/medical
devices/consumer products); Director of Skytop
Lodge Corporation (hotels) and the Robert Wood
Johnson Foundation; Member of the Advisory
Board of the Institute for Women’s Leadership
at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee; Board Member of	Heidi Stam
TIFF Advisory Services, Inc., and Catholic Investment	Born 1956. Secretary Since July 2005. Principal
Services, Inc. (investment advisors); Member of	Occupation(s) During the Past Five Years and Other
the Investment Advisory Committee of Major	Experience: Managing Director of The Vanguard
League Baseball.	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
investment companies served by The Vanguard Group;
André F. Perold	Director and Senior Vice President of Vanguard
Born 1952. Trustee Since December 2004. Principal	Marketing Corporation.
Occupation(s) During the Past Five Years and Other
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior ManagementTeam
(retired 2011); Chief Investment Officer and Managing	Mortimer J. Buckley	Chris D. McIsaac
Partner of HighVista Strategies LLC (private investment	Kathleen C. Gubanich	James M. Norris
firm); Director of Rand Merchant Bank; Overseer of	Paul A. Heller	Thomas M. Rampulla
the Museum of Fine Arts Boston.	Martha G. King	Glenn W. Reed
	John T. Marcante	Karin A. Risi
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other	Chairman Emeritus and Senior Advisor
Experience: President and Chief Operating Officer
(retired 2010) of Corning Incorporated (communications	John J. Brennan
equipment); Trustee of Colby-Sawyer College;	Chairman, 1996–2009
Member of the Advisory Board of the Norris Cotton	Chief Executive Officer and President, 1996–2008
Cancer Center and of the Advisory Board of the
Parthenon Group (strategy consulting).	Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q140 012016

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, and André F. Perold.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended November 30, 2015: $63,000
Fiscal Year Ended November 30, 2014: $60,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended November 30, 2015: $7,000,200
Fiscal Year Ended November 30, 2014: $6,605,127

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc. and Vanguard Marketing Corporation.

(b) Audit-Related Fees.

Fiscal Year Ended November 30, 2015: $2,899,096
Fiscal Year Ended November 30, 2014: $2,176,479

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended November 30, 2015: $353,389
Fiscal Year Ended November 30, 2014: $316,869

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d) All Other Fees.

Fiscal Year Ended November 30, 2015: $202,313
Fiscal Year Ended November 30, 2014: $198,163

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended November 30, 2015: $555,702
Fiscal Year Ended November 30, 2014: $515,032

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD NEW JERSEY TAX-FREE FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: January 19, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD NEW JERSEY TAX-FREE FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: January 19, 2016
VANGUARD NEW JERSEY TAX-FREE FUNDS

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: January 19, 2016

* By: /s/ Heidi Stam
Heidi Stam, pursuant to a Power of Attorney filed on April 22, 2014 see file Number 2-17620, Incorporated by Reference.